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Pioneer Variable Contracts Trust

Pioneer Mid-Cap Value VCT Portfolio
Pioneer Growth Shares VCT Portfolio
Pioneer Real Estate Growth VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer Equity-Income VCT Portfolio


                                                                   ANNUAL REPORT

                                                               December 31, 2000

                                               PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

Table of Contents



Pioneer Mid-Cap Value VCT Portfolio
 Portfolio and Performance Update               2
 Portfolio Management Discussion                3
Pioneer Growth Shares VCT Portfolio
 Portfolio and Performance Update               4
 Portfolio Management Discussion                5
Pioneer Real Estate Growth VCT Portfolio
 Portfolio and Performance Update               6
 Portfolio Management Discussion                7
Pioneer Fund VCT Portfolio
 Portfolio and Performance Update               8
 Portfolio Management Discussion                9
Pioneer Equity-Income VCT Portfolio
 Portfolio and Performance Update              10
 Portfolio Management Discussion               11
Schedules of Investments
 Pioneer Mid-Cap Value VCT Portfolio           12
 Pioneer Growth Shares VCT Portfolio           15
 Pioneer Real Estate Growth VCT Portfolio      17
 Pioneer Fund VCT Portfolio                    18
 Pioneer Equity-Income VCT Portfolio           21
Financial Statements                           23
Notes to Financial Statements                  30
Report of Independent Public Accountants       36
Results of Shareowner Meeting                  37

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[pie chart]
U.S. Common Stocks -- 89.6%
Short-Term Cash Equivalents -- 5.6%
International Common Stocks -- 4.1%
Depositary Receipts for International Stocks -- 0.7%


Sector Distribution
(As a percentage of equity holdings)

[pie chart]
Technology -- 17%
Financial -- 17%
Consumer Cyclicals -- 14%
Utilities -- 12%
Consumer Staples -- 9%
Health Care -- 8%
Energy -- 7%
Capital Goods -- 7%
Basic Materials -- 5%
Communication Services -- 4%

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

  1. NCR Corp.                5.01%
  2. Ace Ltd.                 2.24
  3. Waste Management Inc.    2.17
  4. Imation Corp.            2.00
  5. Venator Group, Inc.      1.95

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions -- Class I Shares



                            12/31/00   12/31/99
Net Asset Value per Share   $17.79     $16.26


Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)    Dividends   Capital Gains   Capital Gains
                         $0.125      $ -             $1.089

--------------------------------------------------------------------------------
Performance of a $10,000 Investment -- Class I Shares

The following chart shows the value of an investment made in Pioneer Mid-Cap Value VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[start line chart representation]

                        Pioneer Mid-Cap
                      Value VCT Portfolio      *S&P 500 Index
           3/95             $10,000                $10,000
                            $10,650                $11,315
                            $11,713                $12,943
           6/96             $13,527                $14,247
                            $13,473                $15,906
                            $15,541                $19,182
          12/97             $16,800                $21,208
                            $18,228                $24,956
                            $16,125                $27,256
           6/99             $18,814                $30,623
                            $18,241                $32,978
                            $18,609                $32,830
          12/00             $21,525                $29,974
[end line chart]

The S&P 500 Index is an
unmanaged measure of 500
widely held common stocks
listed on the New York
Stock Exchange, American
Stock Exchange and
over-the-counter markets.
Index returns are
calculated monthly, assume
reinvestment of dividends
and, unlike Portfolio
returns, do not reflect
any fees or expenses. You
cannot invest directly in
the Index.


Class I Shares
Average Annual
Total Returns
(As of December 31, 2000)
--------------------------------------------------------------------------------
  Net Asset Value*



Period
Life-of-Fund (3/1/95)   14.03%
5 Years                 12.94%
1 Year                  18.00%

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

     All total returns shown assume reinvestment of distributions at net asset value.


2 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00

[begin sidenote]
On May 1, 2000, the name of Capital Growth Portfolio changed to Pioneer Mid-Cap Value VCT Portfolio.

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuation than securities of larger companies.
[end sidenote]


In the following interview, Rod Wright, the portfolio manager of Pioneer Mid-Cap Value VCT Portfolio, discusses the recent market environment and the Portfolio's performance during the twelve months ended December 31, 2000.


Q: How did the Portfolio perform?

A: For the year ended December 31, 2000, the Portfolio's Class I shares returned
   18.00% at net asset value. In comparison, the S&P 400 MidCap Index rose 17.50%, while the Standard and Poor's 500 Index fell 9.11% and the Nasdaq Composite Index fell 39.29% in the same period.


Q: What factors influenced Portfolio performance?

A: In a generally favorable environment for mid-cap value stocks, the Portfolio's investments in the health care, energy, utilities, and financial sectors worked particularly well. While some of our holdings in the volatile technology sector dampened performance, the Portfolio did not have a substantial exposure to this area. Further, about half of our tech holdings were value-oriented companies that offered compelling turnaround stories. Several positions, including Sunguard Data Services and NCR - the Portfolio's number one holding - rose significantly during the period.


Q: Within the sectors that helped Portfolio performance, what were some individual companies that performed particularly well?

A: Our holdings in the health care sector generally produced strong returns, led by hospital management companies such as Health Management Associates and HCA. We also benefited from an overweight position in energy stocks, which were boosted by rising oil and natural gas prices. However, we took advantage of higher valuations early in the fourth quarter by trimming many of our holdings in the sector. Among the Portfolio's successful investments were two exploration and production companies, Anadarko Petroleum and Apache Corp. We have since sold our position in Anadarko and substantially reduced our holdings in Apache. Deepwater drilling companies such as R&B Falcon and Ocean Energy were also strong contributors over the year.

   Meanwhile, utility companies had been out of favor for over a year until market volatility - and investors' subsequent flight to stocks with more stable earnings - led to a rally in the sector. Among our best-performing investments in this area were DPL, Inc. and Reliant Energy, Inc., a diversified company involved in gas and energy distribution. In the financial sector, we benefited from our positions in TCF Financial Corp., a Minnesota-based bank, and Washington Mutual, a major savings and loan. We also captured some of the growth in the property and casualty insurance industry through holdings in Ace and XL Capital, two Bermuda-based reinsurance companies.

   On the negative side, the Portfolio's performance was also hurt by several of its retail holdings, including Kmart and Office Max. Kmart, which we no longer own, had difficulty competing against companies such as Walmart and Target. Office Max, which has also been sold, was hurt by heavy competition and slowing computer sales.


Q: What is your outlook for mid-cap value stocks?

A: We are positive on the group, as we continue to find high-quality, reasonably valued companies with excellent fundamentals. We believe that there are a growing number of investment opportunities in the mid-cap value sector, and will strive to use market volatility as an opportunity to purchase good companies at attractive prices.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00

--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[pie chart]
U.S. Common Stocks -- 89%
Repurchase Agreements -- 7%
Index Futures -- 3%
Depositary Receipts -- 3%
U.S. Denominated Foreign Stocks -- 1%


Sector Distribution
(As a percentage of equity holdings)

[pie chart]
Technology -- 31%
Health Care -- 21%
Consumer Staples -- 14%
Consumer Cyclicals -- 10%
Financial -- 9%
Capital Goods -- 8%
Basic Materials -- 3%
Energy -- 2%
Communication Services -- 1%
Utilities -- 1%

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

  1. Pharmacia Corp.         5.25%
  2. Pfizer, Inc.            4.93
  3. Comcast Corp.           3.86
  4. Merck & Co., Inc.       3.80
  5. American Tower Corp.    3.80

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions -- Class II Shares



                            12/31/00   5/1/00
Net Asset Value per Share   $18.50     $21.68


Distributions per Share  Income      Short-Term      Long-Term
(5/1/00 - 12/31/00)      Dividends   Capital Gains   Capital Gains
                         $ -         $ -             $1.917

--------------------------------------------------------------------------------
Performance of a $10,000 Investment -- Class II Shares

The following chart shows the value of an investment made in Pioneer Growth Shares VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and the Russell 1000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[start line chart representation]

                   Pioneer Growth Shares                     Russell 1000
                       VCT Portfolio*     S&P 500 Index         Index
      5/31/2000           $10,000            $10,000           $10,000
      6/30/2000           $10,276            $10,268           $10,255
      7/31/2000           $ 9,988            $10,101           $10,085
      8/31/2000           $10,558            $10,714           $10,831
      9/30/2000           $10,471            $10,169           $10,328
     10/31/2000           $10,543            $10,119           $10,205
     11/30/2000           $ 9,588            $ 9,308           $ 9,272
     12/31/2000           $ 9,496            $ 9,375           $ 9,384
[end line chart]


Index comparison begins
5/1/00. The S&P 500 Index
is an unmanaged measure of
500 widely held common
stocks listed on the New
York Stock Exchange,
American Stock Exchange
and over-the-counter
markets. The Russell 1000
Index is an unmanaged
measure of the 1,000
largest stocks, based on
market capitalization, in
the Russell 3000 Index.
Index returns are
calculated monthly, assume
reinvestment of dividends
and, unlike Portfolio
returns, do not reflect
any fees or expenses. You
cannot invest directly in
the Indices.



Class II Shares
Cumulative
Total Return
(As of December 31, 2000)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Fund    -6.36%
(5/1/00)

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

   All total returns shown assume reinvestment of distributions at net asset value.


4 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00



The year 2000 was a period of great volatility in U.S. equity markets, with many growth-oriented strategies suffering negative returns. Towards the end of the year, a new management team composed of portfolio managers and analysts took responsibility for the Portfolio. The team, supervised by chief investment officer Theresa A. Hamacher, carries out the day-to-day management of the Portfolio. Ms. Hamacher joined Pioneer in 1997 and has been an investment professional since 1984. Eric J. Weigel, Senior Vice President of Pioneer, is responsible for monitoring the Portfolio and implementing the team's decisions. In the following interview, Mr. Weigel discusses the factors affecting performance in 2000 and the new investment strategy being implemented for the Portfolio.


Q: How did the Portfolio perform during the period under review?

A: The Portfolio's defensive orientation helped it mute the effects of a volatile stock market. For the period from the Portfolio's inception on May 1, 2000 through December 31, 2000, the Portfolio's Class II shares returned -6.36% at net asset value. During the same period, the Standard & Poor's 500 Index a benchmark for large-company stock investing, returned -9.30%.


Q: How would you describe the investment team's management style?

A: We are using more of a team approach to management, and we are positioning the Portfolio to focus primarily on large companies with records of earnings growth. Our new approach seeks to add value through fundamental analysis and selection of individual stocks within each industry, not by emphasizing one industry over another. Our goal is to use the best ideas generated by analysts in Pioneer's U.S.-based equity research team. Each of them concentrates on specific industries. In making investment decisions, we also seek to make allocations between industries similar to those of the Russell 1000 Growth Index. We do that so the Portfolio's exposure to various sectors mirrors the market as a whole, and our performance compared to the market will be tied to our stock selections rather than industry weightings. We also take advantage of the research at our sister company, Pioneer Investment Management Ltd., based in Ireland. Analysts there can help us evaluate broad industry trends and provide important information about individual companies and their competitive positions.


Q: What is your investment approach?

A: We emphasize fundamental research by our investment professionals. We seek investments in sound companies with good market positions, proven managements, and excellent long-term prospects for sustained growth. The Portfolio is focused, with a relatively limited number of stocks. We will, however, increase the number of companies in the Portfolio from about 35 to between 45 and 50, and we will increase the diversification of the overall Portfolio, consistent with our risk control disciplines. As we do this, we are reducing the size of the biggest stock holdings so performance will be less reliant on returns from a few, very large positions.


Q: What is your outlook for 2001?

A: We are cautiously optimistic, although I expect continued volatility in the stock market in the short run. The Federal Reserve Board reduced short-term interest rates by 1.00% early in the new year. These rate reductions should begin to have positive effects on the economy, with corporate profit growth increasing in the second half of 2001. We think these developments should help build a good environment for the Portfolio's strategy, which emphasizes stock selection, independent, fundamental analysis, and large-cap growth companies.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[pie chart]
U.S. Common Stocks -- 90%
Short-Term Cash Equivalents -- 8%
International Common Stocks -- 2%


Sector Distribution
(As a percentage of equity holdings)

[pie chart]
Real Estate Investment Trusts -- 96%
Real Estate Services -- 4%

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

  1. Equity Office Properties Trust       8.20%
  2. Equity Residential Property Trust    6.03
  3. Avalonbay Communities, Inc.          4.45
  4. Reckson Associates Realty Corp.      4.36
  5. Archstone Communities Trust          4.36

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions -- Class I Shares


                            12/31/00   12/31/99
Net Asset Value per Share   $14.42     $11.73


Distributions per Share   Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)+    Dividends   Capital Gains   Capital Gains
                          $0.595      $ -             $ -

+The Portfolio also paid a non-taxable distribution of $0.097 per share.


--------------------------------------------------------------------------------
Performance of a $10,000 Investment -- Class I Shares

The following chart shows the value of an investment made in Pioneer Real Estate Growth VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[start line chart representation]

                  Pioneer Real Estate                    Wilshire Real Estate
                 Growth VCT Portfolio*  S&P 500 Index    Securities Index
      3/95               $10,000           $10,000            $10,000
                         $10,721           $10,951            $10,435
                         $11,696           $12,528            $11,322
                         $12,316           $13,790            $12,360
     12/96               $15,875           $15,396            $15,497
                         $16,875           $18,566            $16,507
                         $19,235           $20,527            $18,565
                         $18,090           $24,155            $17,579
     12/98               $15,629           $26,381            $15,330
                         $16,414           $29,640            $16,369
                         $14,977           $31,920            $14,841
                         $17,203           $31,777            $17,099
     12/00               $19,397           $29,012            $19,403
[end line chart]


The S&P 500 Index is an
unmanaged measure of 500
widely held common stocks
listed on the New York
Stock Exchange, American
Stock Exchange and the
over-the-counter markets.
The Wilshire Real Estate
Securities Index is a
market-capitalization
weighted measure of the
performance of 113 real
estate securities. The
Index is 93% REITs (real
estate investment trusts)
(equity and hybrid) and
7% real estate operating
companies. Index returns
are calculated monthly,
assume reinvestment of
dividends and, unlike
Portfolio returns, do not
reflect any fees,
expenses or sales
charges. You cannot
invest directly in the
Indices.


Class I Shares
Average Annual
Total Returns
(As of December 31, 2000)
--------------------------------------------------------------------------------
  Net Asset Value*



Period
Life-of-Fund   12.01%
(3/31/95)
5 Years        10.65%
1 Year         29.51%

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

   All total returns shown assume reinvestment of distributions at net asset value.


6 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00


[begin sidenote]
Effective July 17, 2000, Jeff Caira assumed responsibility for day-to-day management of the Portfolio.

Real-estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.-
[end sidenote]


Amidst major setbacks in many sectors of the stock market, real-estate investment trusts (REITs) delivered their best performance since 1997, as risk-averse investors exhibited a back-to-basics, value-conscious strategy. Since most of their earnings are paid out as dividends, REITs offered the stability of bonds as well as the capital appreciation of stocks during a year that has come to be regarded as one of the most extraordinary and volatile years on record. In the following interview, portfolio manager Jeff Caira discusses the interplay of factors that lifted Pioneer Real Estate Growth VCT Portfolio's performance for the 12 months ended December 31, 2000.


Q: Did the Portfolio participate favorably in the real estate rally?

A: Most definitely. The Portfolio's Class I shares outperformed the 27.99% average return of the 24 variable annuities underlying real estate funds tracked by Lipper, Inc. (Lipper is an independent firm that measures annuity portfolio performance.) Total return at net asset value for the Portfolio was 29.51% for the 12 months ended December 31, 2000. The Wilshire Real Estate Securities Index, the Portfolio's benchmark, returned 30.74% for the same period.


Q: What accounts for the Portfolio's strong returns?

A: While real estate investments generally performed well for much of the year, we believe effective stock picking and strategic sector allocations helped the Portfolio participate more fully in the rally. Our decision to overweight office/industrial and multi-family housing was very positive, since these two sectors excelled within the real estate industry. Although the Portfolio only had a small weighting in the top-performing lodging sector, its holdings there also did quite well. The Portfolio's reduced exposure to retail REITs also proved advantageous, as this sector's performance fell short of the real estate industry's average return.


   Generally speaking however, the real estate industry benefited from several factors in 2000 -- including rising rental revenues, supply/demand dynamics generally in equilibrium and relatively predictable cash flows. Furthermore, the diversification benefits of REITs held strong appeal in the aftermath of the sharp correction in technology stocks. Historically, REITs have not moved in step with the broader stock market and have demonstrated less price volatility than other equity sectors.


Q: Is the outlook for office/industrial and multi-family housing REITs still encouraging?

A: Prospects for both sectors remain very positive even in the face of a slowing economy, particularly since many of the Portfolio's holdings are located in fast-growing markets with high barriers to entry - primarily in the Northeast and West Coast. Office REITs can secure relatively stable income and high earnings growth since leases are typically for five to 10 years. The contractual rent agreement can lock in increases despite short-term economic bumps. Furthermore, in spite of the doubling of lease rates in strong central business districts such as San Francisco, we're still seeing vacancy rates below national averages. One of the Portfolio's top-performing holdings, Mission West Properties, owns office properties in Silicon Valley. Equity Office Properties Trust, the Portfolio's largest position, operates in 37 of the largest markets in the United States, deriving the bulk of its income from 10 core metropolitan markets. This REIT owns about three percent of the office space in the country.


   The multi-family sector is supported by several compelling factors - including low unemployment, which is fostering strong renter demand. There are pockets of overbuilding but, by and large, the sector's supply/demand dynamics appear to be in equilibrium. Location remains an important consideration - one that keeps our strategy focused on markets where the demand is expected to be greater than new supply.


Q: Are you taking steps to reduce the Portfolio's exposure to a possible recession in 2001?

A: Yes, I have made some minor modifications to better align the Portfolio with our view of the best investment opportunities this year. For example, we sold the Portfolio's entire position in Entertainment Properties Trust, which manages a chain of movie theater properties. Several movie theater companies are experiencing financial difficulties, due to over-capacity of movie screens. When the supply of movie theaters comes back into equilibrium, we will revisit the sector. On the buy side, we increased the Portfolio's exposure to the self-storage sector. These REITs offer compelling valuations and are considered to be somewhat recession resistant.



   Generally speaking, the Portfolio remains focused on companies that we believe have the right combination of assets, positive supply/demand dynamics, strong balance sheets and sound management. I believe valuation, or the relative price of a REIT, will become more important for investors in 2001 given the strong appreciation we witnessed last year. Furthermore, income will likely play a greater role (earnings growth less so) in the Portfolio's performance in 2001. This outlook may dictate investigation of new markets, both on a geographic and property type basis.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[pie chart]
U.S. Common Stocks -- 88.6%
Depositary Receipts for International Stocks -- 4.8%
Short-Term Cash Equivalents -- 4.3%
International Common Stocks -- 2.3%


Sector Distribution
(As a percentage of equity holdings)

[pie chart]
Technology -- 20%
Financial -- 17%
Health Care -- 13%
Consumer Cyclicals -- 12%
Consumer Staples -- 11%
Communication Services -- 10%
Energy -- 8%
Other -- 4%
Capital Goods -- 3%
Basic Materials -- 2%

--------------------------------------------------------------------------------


Five Largest Holdings
(As a percentage of equity holdings)

  1. Schering-Plough Corp.      3.84%
  2. SBC Communications Inc.    2.90
  3. Verizon Communications     2.31
  4. IBM Corp.                  1.92
  5. Exxon Mobil Corp.          1.81

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions -- Class II Shares



                            12/31/00   5/1/00
Net Asset Value per Share   $22.65     $22.70


Distributions per Share  Income      Short-Term      Long-Term
(5/1/00 - 12/31/00)      Dividends   Capital Gains   Capital Gains
                         $0.167      $0.134          $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment -- Class II Shares

The following chart shows the value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and the Lipper Growth & Income Funds Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[start line chart representation]

                   Pioneer Fund                            Lipper Growth &
                    VCT Portfolio*    S&P 500 Index      Income Funds Index
      5/1/2000        $10,000           $10,000                $10,000
                      $10,004           $ 9,675                $ 9,963
     6/30/2000        $10,113           $ 9,935                $ 9,925
                      $ 9,992           $ 9,773                $ 9,890
     8/31/2000        $10,407           $10,366                $10,505
                      $10,039           $ 9,839                $10,218
    10/31/2000        $10,291           $ 9,790                $10,247
                      $ 9,680           $ 9,006                $ 9,686
    12/31/2000        $ 9,839           $ 9,070                $10,052
[end line chart]


Index comparison begins
5/1/00. The S&P 500
Index is an unmanaged
measure of 500 widely
held common stocks
listed on the New York
Stock Exchange,
American Stock Exchange
and the over-the-counter
markets. Index returns
are calculated monthly,
assume reinvestment of
dividends, and, unlike
Portfolio returns, do
not reflect any fees or
expenses. You cannot
invest directly in the
Indices.


Class II Shares
Cumulative
Total Return
(As of December 31, 2000)
--------------------------------------------------------------------------------
Net Asset Value*


Period
Life-of-Fund    -1.61%
(5/1/00)

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

   All total returns shown assume reinvestment of distributions at net asset value.


8 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00


[begin sidenote]
On May 1, 2000, the name of Growth and Income Portfolio changed to Pioneer Fund VCT Portfolio.
[end sidenote]


In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio reviews the year and the factors that had an impact on the Portfolio's performance. The Portfolio's Class II shares were first offered on May 1, 2000.


Q: How did volatility, especially in the technology sector, affect the performance of Pioneer Fund VCT Portfolio in 2000?

A: For the period from May 1, 2000 through December 31, 2000, the Portfolio's
   Class II shares had a total return of -1.61% at net asset value. The S&P 500 returned -9.29% for the same period.

   The market of the past year presented some rare buying opportunities particularly in the ravaged technology sector. But we also found values during the last few months of the year in energy, consumer cyclicals, and financials. As always, we aimed to maintain representation in each of the market sectors, and in 2000 it was particularly fortunate that we were so diversified. The Portfolio definitely benefited from owning so many of the "re-discovered" stocks outside the technology sector.


Q: Can you talk more about the modifications you made to the Portfolio during the latter part of the year?

A: After reducing our exposure to the technology sector principally by selling large positions in Sun Microsystems and Oracle, we used the price weakness in the sector at the end of the third quarter and throughout the fourth quarter to make new technology purchases. New entries included such stocks as Micrel, Micron Technology, Lam Research, Veeco Instruments, and Ericcson; and we added meaningfully to our position in Microsoft. During the fourth quarter we initiated positions in the oil producers Royal Dutch Petroleum and Shell Transport, & Trading, Lowe's, the building-supplies retailer, and Citigroup, the diversified financial-services company.

   There was an extraordinary amount of merger-and-acquisition activity in the Portfolio, and among stocks we liquidated following the announcement of their acquisition by other companies were Best Foods, Central Newspapers, Reliastar, Paine Webber Group, and Lycos. Late in the year we received shares of Glaxo Smith-Kline in exchange for our shares of SmithKline Beecham and shares of AXA (France) in exchange for our shares of AXA Financial (U.S.) in mergers of those companies. We also began the year 2000 with shares of Bell Atlantic and GTE and ended the year with shares of Verizon when those two telephone giants combined; and our shares of USWest were converted into shares of Qwest Communications upon completion of a similar transaction.


Q: Which sectors contributed positively to performance, and which ones hindered it?

A: The technology sector was a positive contributor to performance at the beginning of the year, but during most of the rest of the year it mainly presented "buying opportunities." Our major pharmaceutical positions kicked in with some very good performance and some of our financial, consumer staple, utility, and energy stocks also showed nice gains for the year.

   Disappointments in the Portfolio unrelated to the "tech debacle" included some of our retailers, the telecommunications service companies, and the railroads. However, by making sure that individual positions remained in proportion to what we regarded as reasonable for the Portfolio, and by balancing different kinds of risks against each other, we steered the Portfolio through the difficult market of 2000 with minimal overall ill effects.


Q: What is your outlook for the new year?

A: At present, much attention is being given to signs of slowing economic growth. It may be that we do have some less robust times ahead of us. One thing we have learned over the years to expect is what we do not expect. Hence, we place a lot of importance on the fundamental business and financial strengths of companies in which we invest, and on their record of making it through economic downturns.

   We hope that by later in the year we shall have a brighter outlook, based on evidence of economic improvement. In the meantime, we thank you for your support and your interest.

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------


Portfolio Diversification
(As a percentage of total investment portfolio)

[pie chart]
U.S. Common Stocks -- 96.7%
U.S. Convertible Securities -- 1.9%
Short-Term Cash Equivalents -- 1.4%


Sector Distribution
(As a percentage of equity holdings)

[pie chart]
Utilities -- 20%
Financial -- 19%
Communication Services -- 13%
Health Care -- 13%
Energy -- 9%
Consumer Staples -- 8%
Consumer Cyclicals -- 5%
Technology -- 5%
Capital Goods -- 4%
Other -- 4%

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

  1. Schering-Plough Corp.         5.16%
  2. SBC Communications, Inc.      4.17
  3. Exxon Mobil Corp.             3.62
  4. Constellation Energy Group    3.27
  5. Verizon Communications        3.23

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions -- Class II Shares



                            12/31/00   12/31/99
Net Asset Value per Share   $21.37     $20.82


Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)    Dividends   Capital Gains   Capital Gains
                         $0.449      $ -             $1.741

--------------------------------------------------------------------------------
Performance of a $10,000 Investment -- Class II Shares

The following chart shows the value of an investment made in Pioneer Equity-Income VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[start line chart representation]

                       Pioneer Equity-Income
                           VCT Portfolio*          S&P 500 Index
      9/14/1999               $10,000                 $10,000
                               $9,643                 $ 9,599
                              $10,132                 $10,199
                               $9,906                 $10,394
     12/31/1999                $9,835                 $11,026
                               $9,486                 $10,465
                               $8,730                 $10,254
                               $9,431                 $11,277
      4/30/2000                $9,649                 $10,929
                               $9,972                 $10,690
                               $9,796                 $10,976
                               $9,806                 $10,797
      8/31/2000               $10,155                 $11,453
                              $10,516                 $10,871
                              $10,941                 $10,817
                              $10,873                 $ 9,951
     12/31/2000               $11,260                 $10,021
[end line chart]


Index comparison begins
9/30/99. The S&P 500 Index
is an unmanaged measure of
500 widely held common
stocks listed on the New
York Stock Exchange,
American Stock Exchange
and the over-the-counter
markets. Index returns are
calculated monthly, assume
reinvestment of dividends
and, unlike Portfolio
returns, do not reflect
any fees, expenses or
sales charges. You cannot
invest directly in the
Index.



Class II Shares
Average Annual
Total Returns
(As of December 31, 2000)
--------------------------------------------------------------------------------
 Net Asset Value*



Period
Life-of-Fund    9.56%
(9/14/99)
1 Year         14.49%

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

   All total returns shown assume reinvestment of distributions at net asset value.


10 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00


In the following interview, John Carey, the portfolio manager of Pioneer Equity-Income VCT Portfolio, discusses the recent market environment and the Portfolio's performance during the 12-month period ended December 31, 2000.


Q: How did the Portfolio perform during the period?

A: The Portfolio produced a strong performance amid a difficult market environment. In a year in which the S&P 500 Index returned 9.11%, the Portfolio's Class II shares posted a gain of 14.49%. In comparison, the average return of the 45 variable annuity underlying Equity-Income portfolios tracked by Lipper was 6.74% (Lipper, Inc. is an independent firm that tracks annuity portfolio performance).


Q: What were the key factors behind this strong showing?

A: Our underweight position in technology, which proved to be a negative in the first six months of the period as the sector made explosive gains, helped significantly over the latter half of the year. The Portfolio holds only 4.6% of net assets in tech (versus 22% for the S&P 500), due largely to our overall objective of generating above-average income. In addition, we aim to keep the average price-to-earnings multiple of the Portfolio below that of the S&P.

   The positive results of the Portfolio were generated by a wide cross-section of holdings. Most heartening was the strong performance of several industries that had lagged the market quite badly in earlier periods, including electric utilities, property-and-casualty insurers, and oil-and-gas companies. The Portfolio also benefited from a wave of mergers and acquisitions, as several of our larger holdings were bought by other companies at premium prices. These included Best Foods, Atlantic Richfield, Reliastar, US West Communications, and First Security.

   At the same time, many of our basic industry, transportation, and consumer cyclical holdings struggled through the early part of the period, but began to recover in the fourth quarter as the market started to anticipate interest rate cuts.


Q: What sort of companies do you look for in managing the Portfolio?

A: We focus on companies that share common characteristics: they are profitable;
   they share their profits with shareowners in the form of dividend payments; and they retain the financial strength to stay profitable and continue paying dividends. We employ a "bottom-up" approach, using fundamental research to unearth strong businesses. While there were times in the first half of the year when our approach may have appeared "stodgy," in the end it produced respectable results in a market that many found to be quite rough.


Q: What is your outlook for the Portfolio?

A: We feel that the current environment offers several reasons for hope.
   Declining interest rates should be helpful not only to banks and other financial companies, but also to basic industry and consumer cyclical firms. While falling rates are viewed by many as a confirmation that the U.S. is indeed experiencing a slowdown, the easing of credit should eventually be a stimulus to renewed growth. The Portfolio does include quite a number of companies that could get a substantial boost from falling rates, such as those that are cyclical or economically sensitive.

   We are also encouraged by investors' move away from "concept" stocks with no profits to those that offer steady earnings and more reasonable valuations. As this process has unfolded, dividend-paying stocks have emerged from their long slump. Historically, dividends have been an important part of the total return available on stocks. While this has not been the case in recent years, it was again the case in 2000. We think that the focus on dividends could become more widespread in the year ahead.

   As always, we are appreciative of your support, and we look forward to reporting to you on the Portfolio's performance during the coming year.

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00


Shares                                                     Value
            COMMON STOCK - 94.4%
            Basic Materials - 4.5%
            Aluminum - 0.9%
   30,000   Alcoa, Inc.                             $  1,005,000
                                                    ------------
            Chemicals - 1.1%
   29,000   IMC Global, Inc                         $    451,313
   22,000   Rohm & Haas Co.                              798,875
                                                    ------------
                                                    $  1,250,188
                                                    ------------
            Chemicals (Specialty) - 1.1%
   84,000   Wellman, Inc.                           $  1,186,500
                                                    ------------
            Paper & Forest Products - 1.4%
   29,000   Bowater, Inc.                           $  1,634,875
                                                    ------------
            Total Basic Materials                   $  5,076,563
                                                    ------------
            Capital Goods - 6.8%
            Aerospace/Defense - 1.2%
   17,000   General Dynamics Corp.                  $  1,326,000
                                                    ------------
            Electrical Equipment - 0.4%
   32,000   American Power Conversion Corp.*        $    396,000
    2,300   Molex Inc.                                    81,650
                                                    ------------
                                                    $    477,650
                                                    ------------
            Machinery (Diversified) - 2.1%
   18,500   Deere & Co.                             $    847,531
   58,600   Kaydon Corp.                               1,457,675
                                                    ------------
                                                    $  2,305,206
                                                    ------------
            Metal Fabricators - 1.0%
   58,000   Brush Engineered Materials Inc.         $  1,170,875
                                                    ------------
            Waste Management - 2.1%
   83,000   Waste Management Inc                    $  2,303,250
                                                    ------------
            Total Capital Goods                     $  7,582,981
                                                    ------------
            Communication - 3.6%
            Telephone - 3.6%
   21,000   Alltel Corp.                            $  1,311,188
   39,000   BroadWing Inc.*                              889,688
   29,000   Century Telephone Enterprises, Inc.        1,036,750
    9,000   Telephone and Data Systems, Inc.             810,000
                                                    ------------
                                                    $  4,047,626
                                                    ------------
            Total Communication                     $  4,047,626
                                                    ------------
            Consumer Cyclicals - 12.7%
            Auto Parts & Equipment - 1.1%
   21,000   ITT Industries, Inc.                    $    813,750
   15,500   Lear Corp*                                   384,594
                                                    ------------
                                                    $  1,198,344
                                                    ------------
            Household Furnishings & Appliances - 0.7%
   24,400   Ethan Allen Interiors, Inc.             $    817,400
                                                    ------------
            Leisure Time (Products) - 1.6%
  127,000   Mattel, Inc.                            $  1,833,880
                                                    ------------
            Publishing - 0.2%
   21,000   Primedia, Inc.*                         $    250,688
                                                    ------------


Shares                                                     Value
            Retail (Computers & Electronics) - 1.0%
   25,000   Best Buy Co., Inc.*                     $    739,063
    8,000   Radioshack Corp.                             342,500
                                                    ------------
                                                    $  1,081,563
                                                    ------------
            Retail (Discounters) - 1.1%
   58,200   Family Dollar Stores, Inc.              $  1,247,663
                                                    ------------
            Retail (Specialty) - 3.0%
   53,000   Borders Group, Inc.*                    $    619,438
   76,800   Cole National Corp.*                         662,400
  133,000   Venator Group, Inc.*                       2,061,500
                                                    ------------
                                                    $  3,343,338
                                                    ------------
            Retail (Specialty-Apparel) - 0.3%
   12,000   AnnTaylor Stores Corp.*                 $    299,250
                                                    ------------
            Services (Commercial & Consumer) - 3.2%
   31,000   IMS Health Inc.                         $    837,000
   54,000   Regis Corp.                                  783,000
   46,000   Sabre Group Holdings, Inc.                 1,983,750
                                                    ------------
                                                    $  3,603,750
                                                    ------------
            Textiles (Apparel) - 0.5%
   18,500   Jones Apparel Group, Inc.*              $    595,469
                                                    ------------
            Total Consumer Cyclicals                $ 14,271,345
                                                    ------------
            Consumer Staples - 8.8%
            Broadcasting (Cable/Television/Radio) - 1.9%
    8,000   Cablevision Systems Corp.*              $    679,500
   31,000   Fox Entertainment Group, Inc.*               554,125
   48,400   USA Networks Inc.*                           940,775
                                                    ------------
                                                    $  2,174,400
                                                    ------------
            Entertainment - 0.6%
   13,000   Viacom, Inc. (Class B) (Non-voting)*    $    607,750
                                                    ------------
            Foods - 1.7%
   10,000   ConAgra, Inc.                           $    261,603
   18,700   Hershey Foods Corp.                        1,203,813
   15,000   Ralston-Ralston Purina Group                 391,875
                                                    ------------
                                                    $  1,857,291
                                                    ------------
            Restaurants - 2.2%
  102,100   Lone Star Steakhouse & Saloon, Inc.     $    982,713
   45,500   Tricon Global Restaurants, Inc.*           1,501,500
                                                    ------------
                                                    $  2,484,213
                                                    ------------
            Retail Stores (Food Chains) - 0.7%
   30,000   Kroger Co.*                             $    811,875
                                                    ------------
            Services (Employment) - 0.5%
  147,000   Modis Professional Services Inc.*       $    606,375
                                                    ------------
            Specialty Printing - 1.2%
   94,800   John H. Harland Co.                     $  1,339,050
                                                    ------------
            Total Consumer Staples                  $  9,880,954
                                                    ------------
            Energy - 6.7%
            Oil (Domestic Integrated) - 0.8%
   30,000   Conoco, Inc.                            $    858,750
                                                    ------------

12
   The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

Shares                                                       Value
           Oil & Gas (Drilling & Equipment) - 2.4%
  70,000   R&B Falcon Corp.*                         $   1,605,625
  24,000   Weatherford International, Inc.*              1,134,000
                                                     -------------
                                                     $   2,739,625
                                                     -------------
           Oil & Gas (Refining & Marketing) - 0.8%
  24,900   Tosco Corp.                               $     845,044
                                                     -------------
           Oil & Gas (Production/Exploration) - 2.7%
   8,000   Apache Corporation                        $     560,500
  27,000   Burlington Resources, Inc.                    1,363,500
  65,000   Ocean Energy Inc.*                            1,129,375
                                                     -------------
                                                     $   3,053,375
                                                     -------------
           Total Energy                              $   7,496,794
                                                     -------------
           Financials - 15.7%
           Banks (Regional) - 3.2%
  25,000   Marshall & Ilsley Corp.                   $   1,270,750
  35,800   North Fork Bancorporation, Inc                  879,338
   4,000   SouthTrust Corp.                                146,000
  28,400   TCF Financial Corp.                           1,265,575
                                                     -------------
                                                     $   3,561,663
                                                     -------------
           Consumer Finance - 2.3%
  35,000   Countrywide Credit Industries, Inc.       $   1,758,750
  13,000   The PMI Group, Inc.                             879,938
                                                     -------------
                                                     $   2,638,688
                                                     -------------
           Financial (Diversified) - 2.0%
  10,620   Axa Financial, Inc. (A.D.R.)              $     762,649
  19,000   John Hancock Financial Services, Inc.*          714,875
  24,500   Indymac Bancorp, Inc.*                          722,750
                                                     -------------
                                                     $   2,200,274
                                                     -------------
           Insurance (Life/Health) - 0.3%
   4,000   Jefferson - Pilot Corp.                   $     299,000
                                                     -------------
           Insurance (Multi-Line) - 0.3%
   6,000   Nationwide Financial Services, Inc.       $     285,000
                                                     -------------
           Insurance (Property/Casualty) - 5.4%
  56,000   Ace Ltd.                                  $   2,376,500
  21,000   Allmerica Financial Corp.                     1,522,500
  21,000   Exel Ltd.*                                    1,834,875
   6,000   Partnerre Ltd.                                  366,000
                                                     -------------
                                                     $   6,099,875
                                                     -------------
           Investment Bank/Brokerage - 0.4%
  62,900   E*Trade Group, Inc.*                      $     463,888
                                                     -------------
           Savings & Loan Companies - 1.8%
  31,000   Charter One Financial, Inc.               $     895,125
  21,000   Washington Mutual, Inc.                       1,114,313
                                                     -------------
                                                     $   2,009,438
                                                     -------------
           Total Financials                          $  17,557,826
                                                     -------------
           Health Care - 7.5%
           Biotechnology - 0.6%
  10,500   Biogen, Inc.*                             $     630,656
                                                     -------------


Shares                                                       Value
           Health Care (Drugs - Generic & Other) - 0.8%
  35,500   Mylan Laboratories Inc.                   $     894,156
                                                     -------------
           Health Care (Medical Products/Supplies) - 2.0%
  50,300   APOGENT*                                  $   1,031,150
  22,200   Bausch & Lomb, Inc.                             897,713
  16,766   Sybron Dental Specialities*                     282,926
                                                     -------------
                                                     $   2,211,789
                                                     -------------
           Health Care (Hospital Management) - 2.5%
  43,000   HCA-The Healthcare Company                $   1,892,430
  46,500   Health Management Associates, Inc.*             964,875
                                                     -------------
                                                     $   2,857,305
                                                     -------------
           Health Care (Managed Care) - 1.0%
  10,000   Wellpoint Health Networks Inc.*           $   1,152,500
                                                     -------------
           Health Care (Specialized Services) - 0.6%
  12,000   Lincare Holdings Inc.*                    $     684,750
                                                     -------------
           Total Health Care                         $   8,431,156
                                                     -------------
           Technology - 16.4%
           Communications Equipment - 1.4%
  58,000   Avaya Inc.*                               $     598,125
  32,500   Harris Corp.                                    995,313
                                                     -------------
                                                     $   1,593,438
                                                     -------------
           Computer (Hardware) - 4.7%
 108,000   NCR Corp.*                                $   5,305,500
                                                     -------------
           Computers (Networking) - 0.1%
   9,000   Cabletron Systems, Inc.*                  $     135,563
                                                     -------------
           Computers (Software & Services) - 2.8%
  16,000   Entrust Technologies Inc.*                $     208,000
  16,000   Peregrine Systems, Inc.*                        316,000
  14,200   RSA Security Inc.*                              750,825
  16,000   Synopsys, Inc.*                                 759,000
  32,200   Symantec Corp.*                               1,074,675
                                                     -------------
                                                     $   3,108,500
                                                     -------------
           Computers (Peripherals) - 1.2%
 108,000   Storage Technology Corp.*                 $     972,000
  24,500   Xircom Inc.*                                    379,750
                                                     -------------
                                                     $   1,351,750
                                                     -------------
           Electronics (Semiconductors) - 0.7%
  74,000   Adaptec, Inc.*                            $     758,500
                                                     -------------
           Equipment (Semiconductor) - 0.3%
  23,000   Lam Research Corp.*                       $     333,500
                                                     -------------
           Photography/Imaging - 1.9%
 137,000   Imation Corp.*                            $   2,123,500
                                                     -------------
           Services (Computer Systems) - 1.4%
  44,000   Keane, Inc.*                              $     429,000
  25,000   SunGard Data Systems, Inc.*                   1,178,125
                                                     -------------
                                                     $   1,607,125
                                                     -------------

                                                                              13
   The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                  (continued)


Shares                                                 Value
           Services (Data Processing) - 1.9%
  20,200   DST Systems, Inc.*                   $  1,353,400
  25,600   Equifax Inc.                              734,400
                                                ------------
                                                $  2,087,800
                                                ------------
           Total Technology                     $ 18,405,176
                                                ------------
           Utilities - 11.7%
           Electric Companies - 7.9%
  25,000   Allegheny Energy, Inc.               $  1,204,688
  17,000   Constellation Energy Group                766,063
  44,100   CMS Energy Corp.                        1,397,419
  20,000   Citizens Utilities Co. (Class B)*         262,500
  35,600   DPL, Inc.                               1,181,475
  17,000   DQE, Inc.                                 556,750
  25,100   DTE Energy Co.                            977,331
  17,000   Houston Industries, Inc.                  736,313
  14,200   Kansas City Power & Light Co.             389,613
  29,000   NSTAR                                   1,243,375
   6,300   Southern Energy, Inc.*                    178,369
                                                ------------
                                                $  8,893,896
                                                ------------
           Natural Gas - 3.0%
  27,000   El Paso Energy Corp.                 $  1,933,875
  35,000   KeySpan Energy Corp.                    1,483,125
                                                ------------
                                                $  3,417,000
                                                ------------
           Power Producers (Independent) - 0.8%
  35,000   Orion Power Holdings, Inc.*          $    861,865
                                                ------------
           Total Utilities                      $ 13,172,761
                                                ------------
           TOTAL COMMON STOCK
           (Cost $90,605,684)                   $105,923,182
                                                ------------


    Principal
       Amount
              TEMPORARY CASH INVESTMENT - 5.6%
              Repurchase Agreement - 5.6%
$6,300,000    Credit Suisse First Boston Group, Inc., 6.15%
              dated
              12/29/00, repurchase price of $6,300,000 plus
              accrued interest on 1/02/01, collateralized by
              $5,071,000 U.S. Treasury Bonds, 10.75%,
              8/15/05
              TOTAL TEMPORARY CASH INVESTMENT - 5.6%
              (Cost $6,300,000)                  $  6,300,000
                                                 ------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT - 100%
              (Cost $96,905,684)                 $112,223,182
                                                 ------------
  * Non-income producing security.


14
   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00


     Shares                                               Value
            COMMON STOCK - 93.2%
            Basic Materials - 2.8%
            Chemicals (Specialty) - 2.8%
   88,287   Minerals Technologies, Inc.           $   3,018,312
                                                  -------------
            Total Basic Materials                 $   3,018,312
                                                  -------------
            Capital Goods - 7.1%
            Electrical Equipment - 4.3%
   42,100   General Electric Co.                  $   2,018,169
   99,880   Molex, Inc.                               2,540,698
                                                  -------------
                                                  $   4,558,867
                                                  -------------
            Manufacturing (Specialized) - 2.8%
   99,400   Sealed Air Corp.*                     $   3,031,700
                                                  -------------
            Total Capital Goods                   $   7,590,567
                                                  -------------
            Communication - 1.5%
            Cellular/Wireless Telecommunications - 1.5%
   58,200   Crown Castle International Corp.*     $   1,575,038
                                                  -------------
            Total Communication                   $   1,575,038
                                                  -------------
            Consumer Cyclicals - 9.2%
            Leisure Time (Products) - 1.1%
   28,300   Harley-Davidson, Inc.                 $   1,124,925
                                                  -------------
            Publishing (Newspapers) - 2.1%
   69,200   News Corp. Ltd. (A.D.R.)              $   2,231,700
                                                  -------------
            Retail (Discounters) - 2.5%
  142,443   Dollar General Corp.                  $   2,688,612
                                                  -------------
            Services (Commercial & Consumer) - 3.5%
   69,500   Cintas Corp.                          $   3,696,531
                                                  -------------
            Total Consumer Cyclicals              $   9,741,768
                                                  -------------
            Consumer Staples - 12.9%
            Beverages (Non-Alcoholic) - 0.9%
   15,772   The Coca-Cola Co.                     $     961,106
                                                  -------------
            Broadcasting (Cable/Television/Radio) - 3.6%
   91,400   Comcast Corp. (Non-Voting)*           $   3,815,950
                                                  -------------
            Foods - 1.1%
   12,688   Wrigley (Wm.) Jr. Co.                 $   1,215,669
                                                  -------------
            Personal Care - 3.2%
   93,464   Gillette Co.                          $   3,376,387
                                                  -------------
            Restaurants - 3.1%
   97,152   McDonald's Corp.                      $   3,303,168
                                                  -------------
            Retail (Drug Stores) - 1.0%
   24,014   Walgreen Co.                          $   1,004,085
                                                  -------------
            Total Consumer Staples                $  13,676,365
                                                  -------------
            Energy - 1.5%
            Oil & Gas (Production/Exploration) - 0.1%
    9,200   Ocean Energy Inc.*                    $     159,850
                                                  -------------
            Oil & Gas (Drilling & Equipment) - 1.4%
   16,400   Schlumberger Ltd.                     $   1,310,975
    6,600   Varco International Inc.*                   143,550
                                                  -------------
                                                  $   1,454,525
                                                  -------------
            Total Energy                          $   1,614,375
                                                  -------------


     Shares                                               Value
            Financials - 8.2%
            Insurance (Multi-Line) - 2.8%
   29,580   American International Group, Inc.    $   2,915,479
                                                  -------------
            Insurance (Property-Casualty) - 5.4%
       45   Berkshire Hathaway, Inc.*             $   3,195,000
   24,810   Progressive Corp.                         2,570,936
                                                  -------------
                                                  $   5,765,936
                                                  -------------
            Total Financials                      $   8,681,415
                                                  -------------
            Health Care - 19.9%
            Biotechnology - 7.8%
   25,000   Amgen, Inc.*                          $   1,598,438
   16,800   Genzyme Corp.*                            1,510,950
   85,231   Pharmacia Corp.                           5,199,091
                                                  -------------
                                                  $   8,308,479
                                                  -------------
            Health Care (Drugs/Major Pharms) - 8.1%
   40,216   Merck & Co., Inc.                     $   3,765,223
  106,118   Pfizer, Inc.                              4,881,428
                                                  -------------
                                                  $   8,646,651
                                                  -------------
            Health Care (Diversified) - 3.0%
   17,400   American Home Products Corp.          $   1,105,770
   30,000   Biovail Corp.*                            1,165,200
   19,400   Elan Corp. Plc (A.D.R.)*                    908,163
                                                  -------------
                                                  $   3,179,133
                                                  -------------
            Health Care (Hospital Mgt) - 1.0%
   23,100   HCA - The Healthcare Company          $   1,016,631
                                                  -------------
            Total Health Care                     $  21,150,894
                                                  -------------
            Technology - 28.8%
            Communications Equipment - 5.5%
   99,200   American Tower Corp.*                 $   3,757,200
   15,650   Qualcomm Inc.*                            1,286,234
   25,600   Scientific-Atlanta, Inc.                    833,600
                                                  -------------
                                                  $   5,877,034
                                                  -------------
            Computer (Hardware) - 1.9%
   32,500   Hewlett-Packard Co.                   $   1,025,781
   35,600   Sun Microsystems, Inc.*                     992,350
                                                  -------------
                                                  $   2,018,131
                                                  -------------
            Computers (Software & Services) - 8.8%
   15,900   Adobe Systems, Inc.                   $     925,181
   96,000   America Online Inc.*                      3,340,800
   79,900   Microsoft Corp.*                          3,465,663
   54,250   Oracle Corp.*                             1,576,641
                                                  -------------
                                                  $   9,308,285
                                                  -------------
            Computers (Peripherals) - 2.2%
   34,300   EMC Corp.*                            $   2,280,950
                                                  -------------
            Electronics (Semiconductors) - 9.2%
   16,650   Applied Micro Circuits Corp.*         $   1,249,530
   71,000   Intel Corp.                               2,147,750
   71,800   Linear Technology Corp.                   3,320,750
   27,700   Maxim Integrated Products, Inc.*          1,324,406
   22,500   PMC - Sierra Inc.*                        1,769,063
                                                  -------------
                                                  $   9,811,499
                                                  -------------

                                                                              15
   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                  (continued)


    Shares                               Value
           Services (Data Processing) - 1.2%
  26,000   Paychex Inc.          $   1,264,250
                                 -------------
           Total Technology      $  30,560,149
                                 -------------
           Utilities - 1.3%
           Power Producers (Independent) - 1.3%
  30,300   Calpine Corp.*        $   1,365,394
                                 -------------
           Total Utilities       $   1,365,392
                                 -------------
           TOTAL COMMON STOCK - 87.1%
           (Cost $97,843,642)    $  98,974,275
                                 -------------


    Principal
       Amount
              TEMPORARY CASH INVESTMENT - 6.8%
              Repurchase Agreement - 6.8%
$7,200,000    Credit Suisse First Boston, Inc.,
              6.15%, dated
              12/29/00 repurchase price of
              $7,200,000 plus
              accrued interest on 1/2/01,
              collateralized by
              $5,795,000 U.S. Treasury Notes,
              10.75%, 8/15/
              05
              TOTAL TEMPORARY CASH INVESTMENT - 6.8%
              (Cost $7,200,000)      $  7,200,000
                                     ------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT - 100%
              (Cost $105,043,642)    $106,174,275
                                     ------------
  * Non-income producing security.


16
   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00


    Shares                                                   Value
           COMMON STOCK - 91.8%
           Consumer Cyclicals - 3.0%
           Lodging - Hotels - 3.0%
  29,000   Starwood Hotels & Resorts                    $ 1,022,250
                                                        -----------
           Total Consumer Cyclicals                     $ 1,022,250
                                                        -----------
           Financials - 88.8%
           Real Estate Investment Trusts - 86.3%
  20,800   Apartment Investment & Management Co.        $ 1,038,700
  14,500   AMB Property Corp.                               374,281
  10,300   Arden Realty Group, Inc.                         258,788
  52,800   Archstone Communities Trust                    1,359,600
  27,700   Avalonbay Communities, Inc.                    1,388,463
  31,200   Brandywine Realty Trust                          645,450
  21,000   Boston Properties, Inc.                          913,500
  14,000   Camden Property Trust                            469,000
  40,900   Cousins Properties, Inc.                       1,142,644
  53,500   Duke Realty Investments, Inc.                  1,317,438
  78,357   Equity Office Properties Trust                 2,556,397
  34,000   Equity Residential Property Trust              1,880,625
  23,400   Essex Property Trust, Inc.                     1,281,150
  29,600   Franchise Finance Corporation of America         690,050
   2,000   First Industrial Realty Trust, Inc.               68,000
  19,100   Gables Residential Trust                         534,800
   9,700   General Growth Properties, Inc.                  351,019
  20,100   Home Properties of NY, Inc.                      561,544
  64,290   Host Marriott Corp.                              831,752
   7,800   Kimco Realty Corp.                               344,663
  11,200   Innkeepers USA Trust                             123,900
  39,000   Liberty Property Trust                         1,113,938
  30,000   The Macerich Co.                                 575,625
   8,000   MeriStar Hospitality Corp.                       157,500
  37,100   Mission West Properties Inc.                     514,763
   2,400   Corporate Office Properties                       23,850
  18,500   Parkway Properties, Inc.                         549,219
  34,100   ProLogis Trust                                   758,725
  46,800   Prentiss Properties Trust                      1,260,675
  41,500   Public Storage, Inc.                           1,008,969
   1,615   Public Storage                                    36,338
  54,300   Reckson Associates Realty Corp.                1,360,894
  32,000   Simon DeBartolo Group, Inc.                      768,000
  15,300   Spieker Properties, Inc.                         766,913
  21,500   Charles E. Smith Residential Realty, Inc.      1,010,500
   8,000   Storage USA, Inc.                                254,000
  26,800   Vornado Realty Trust                           1,026,770
                                                        -----------
                                                        $29,318,443
                                                        -----------


    Shares                                                   Value
           Real Estate Companies - 2.5%
  55,400   Trizec Hahn Corp.                            $   837,925
                                                        -----------
           Total Financials                             $30,156,368
                                                        -----------
           TOTAL COMMON STOCK
           (Cost $26,238,494)                           $31,178,618
                                                        -----------


    Principal
       Amount
              TEMPORARY CASH INVESTMENT - 8.2%
              Repurchase Agreement - 8.2%
$2,800,000    Credit Suisse First Boston, Inc.,
              6.15% dated 12/29/00, repurchase
              price of $2,800,000, plus accrued
              interest on 1/2/01 collateralized by
              $2,254,000 U.S. Treasury Bond,
              10.75%, 8/15/05                        $ 2,800,000
                                                     -----------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $2,800,000)                      $ 2,800,000
                                                     -----------
              TOTAL COMMON STOCK AND TEMPORARY
              CASH INVESTMENT - 100%
              (Cost $29,038,494)                     $33,978,618
                                                     -----------



                                                                              17
   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00


     Shares                                                     Value
            COMMON STOCK - 95.7%
            Basic Materials - 2.0%
            Aluminum - 0.6%
   42,200   Alcoa, Inc.                                 $   1,413,700
                                                        -------------
            Chemicals - 0.5%
   22,354   E.I. du Pont de Nemours and Co.             $   1,079,978
                                                        -------------
            Gold & Precious Metals Mining - 0.3%
   36,600   Newmont Mining Corp.                        $     624,488
                                                        -------------
            Metals Mining - 0.6%
   25,000   Phelps Dodge Corp.                          $   1,395,313
   29,000   Rio Tinto Plc                                     506,905
                                                        -------------
                                                        $   1,902,218
                                                        -------------
            Total Basic Materials                       $   5,020,384
                                                        -------------
            Capital Goods - 2.5%
            Aerospace/Defense - 0.7%
   15,600   Boeing Company                              $   1,029,600
    8,800   General Dynamics Corp.                            686,400
                                                        -------------
                                                        $   1,716,000
                                                        -------------
            Electrical Equipment - 0.7%
   14,000   Emerson Electric Co.                        $   1,103,375
   11,100   General Electric Co.                              532,106
                                                        -------------
                                                        $   1,635,481
                                                        -------------
            Machinery (Diversified) - 0.2%
   10,200   Ingersoll-Rand Co.                          $     427,125
                                                        -------------
            Manufacturing (Diversified) - 0.5%
   10,500   Illinois Tool Works, Inc.                   $     625,406
    9,200   Johnson Controls, Inc.                            478,400
                                                        -------------
                                                        $   1,103,806
                                                        -------------
            Manufacturing (Specialized) - 0.1%
    7,300   Diebold, Inc.                               $     243,638
                                                        -------------
            Office Equipment & Supplies - 0.3%
   18,600   Canon, Inc. (A.D.R.)                        $     626,588
                                                        -------------
            Total Capital Goods                         $   5,752,638
                                                        -------------
            Communication - 9.7%
            Cellular/Wireless Telecommunications - 0.4%
    5,000   AT&T Wireless Group*                        $      86,563
   44,800   Sprint Corp. PCS Group*                           915,600
                                                        -------------
                                                        $   1,002,163
                                                        -------------
            Telecommunications (Long Distance) - 0.8%
   58,500   Sprint Corp.                                $   1,188,281
   34,327   AT&T Corp.                                        594,286
                                                        -------------
                                                        $   1,782,567
                                                        -------------
            Telephone - 8.5%
   14,123   Alltel Corp.                                $     881,805
   82,600   BellSouth Corp.                                 3,381,438
   88,541   Qwest Communications*                           3,630,181
  131,476   SBC Communications, Inc.                        6,277,979
   99,588   Verizon Communications                          4,991,849
                                                        -------------
                                                        $  19,163,252
                                                        -------------
            Total Communication                         $  21,947,982
                                                        -------------


     Shares                                                     Value
            Consumer Cyclicals - 11.5%
            Automobiles - 1.2%
  117,127   Ford Motor Corp.                            $   2,745,164
                                                        -------------
            Household Furn. & Appliances - 0.6%
   21,000   Sony Corp. (A.D.R.)                         $   1,464,750
                                                        -------------
            Publishing - 2.2%
  101,000   John Wiley & Sons, Inc.                     $   2,171,500
   46,100   McGraw-Hill Co., Inc.                           2,702,613
                                                        -------------
                                                        $   4,874,113
                                                        -------------
            Publishing (Newspapers) - 0.8%
   13,300   Dow Jones & Company, Inc.                   $     753,113
   18,300   Gannett Co., Inc.                               1,154,044
                                                        -------------
                                                        $   1,907,157
                                                        -------------
            Retail (Dept. Stores) - 1.8%
   14,800   Harcourt General, Inc.                      $     846,560
   34,000   Kohl's Corp.*                                   2,074,000
   34,400   May Department Stores Company                   1,126,600
                                                        -------------
                                                        $   4,047,160
                                                        -------------
            Retail (Building Supplies) - 0.3%
   15,000   Lowe's Companies, Inc.                      $     667,500
                                                        -------------
            Retail (Computers & Electronics) - 0.1%
    5,200   Best Buy Co., Inc.*                         $     153,725
                                                        -------------
            Retail (Discounters) - 0.6%
   66,718   Dollar General                              $   1,259,302
                                                        -------------
            Retail (General Merchandise) - 1.9%
   82,800   Target Corp.                                $   2,670,300
   30,300   Wal-Mart Stores, Inc.                           1,609,688
                                                        -------------
                                                        $   4,279,988
                                                        -------------
            Retail (Specialty) - 0.2%
   13,000   Barnes & Noble, Inc.*                       $     344,500
                                                        -------------
            Retail (Specialty - Apparel) - 0.4%
   33,300   Gap Inc.                                    $     849,150
                                                        -------------
            Services (Advertising/Marketing) - 1.4%
   28,000   The Interpublic Group of Companies, Inc.    $   1,191,750
   25,100   Omnicom Group                                   2,080,163
                                                        -------------
                                                        $   3,271,913
                                                        -------------
            Total Consumer Cyclicals                    $  25,864,422
                                                        -------------
            Consumer Staples - 10.6%
            Beverages (Non-Alcoholic) - 0.8%
   37,900   PepsiCo, Inc.                               $   1,878,419
                                                        -------------
            Broadcasting (Cable/Television/Radio) - 0.1%
    6,800   Cox Communication, Inc. (Class A)*          $     316,625
                                                        -------------
            Distributors (Food & Health) - 0.7%
   51,600   Sysco Corp.                                 $   1,548,000
                                                        -------------
            Entertainment - 1.0%
   48,419   Viacom, Inc. (Class B) (Non-voting)*        $   2,263,588
                                                        -------------

18
   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------


    Shares                                                   Value
           Foods - 3.0%
  29,700   Campbell Soup Co.                         $   1,028,363
  27,600   General Mills, Inc.                           1,229,925
  38,200   H.J. Heinz Co.                                1,812,113
  22,000   Hershey Foods Corp.                           1,416,250
  18,000   Ralston-Ralston Purina Group                    470,250
  34,000   Sara Lee Corp.                                  835,125
                                                     -------------
                                                     $   6,792,026
                                                     -------------
           Household Products (Non-Durables) - 2.0%
  38,500   Colgate-Palmolive Co.                     $   2,485,175
  26,800   Procter & Gamble Co.                          2,102,125
                                                     -------------
                                                     $   4,587,300
                                                     -------------
           Retail Stores (Food Chains) - 0.3%
   8,800   Safeway Inc.*                             $     550,000
                                                     -------------
           Retail (Drug Stores) - 2.0%
  19,400   CVS Corp.                                 $   1,162,788
  81,300   Walgreen Co.                                  3,399,356
                                                     -------------
                                                     $   4,562,144
                                                     -------------
           Services (Employment) - 0.7%
  58,200   Robert Half International Inc.*           $   1,542,300
                                                     -------------
           Total Consumer Staples                    $  24,040,402
                                                     -------------
           Energy - 7.7%
           Oil & Gas (Drilling & Equipment) - 1.2%
  15,929   Transocean Offshore Inc.                  $     732,734
  10,000   Smith International, Inc.*                      745,625
  14,100   Schlumberger Ltd.                             1,127,119
                                                     -------------
                                                     $   2,605,478
                                                     -------------
           Oil (Domestic Integrated) - 1.9%
  52,664   BP Amoco Plc (A.D.R.)                     $   2,521,289
  18,000   Conoco, Inc.                                    515,250
  21,950   Conoco, Inc. (Class B)                          635,178
  13,600   Shell Transport & Trading Co. (A.D.R.)          671,500
                                                     -------------
                                                     $   4,343,217
                                                     -------------
           Oil (International Integrated) - 4.6%
  31,900   Chevron Corp.                             $   2,693,556
  17,000   Royal Dutch Petroleum Co.                     1,029,563
  43,700   Texaco, Inc.                                  2,714,863
  45,134   Exxon Mobil Corp.                             3,923,837
                                                     -------------
                                                     $  10,361,819
                                                     -------------
           Total Energy                              $  17,310,514
                                                     -------------
           Financials - 15.8%
           Banks (Major Regional) - 5.6%
  67,700   The Bank of New York Co., Inc.            $   3,736,194
  15,950   Huntington Bancshares, Inc.                     258,191
  53,700   Mellon Bank Corp.                             2,641,369
  81,000   National City Corp.                           2,328,750
  22,500   State Street Corp.                            2,794,725
  15,000   Wells Fargo Co.                                 835,313
                                                     -------------
                                                     $  12,594,542
                                                     -------------


    Shares                                                   Value
           Banks (Money Center) - 0.0%
       1   UBS AG*                                   $         163
                                                     -------------
           Banks (Regional) - 0.8%
  25,500   First Tennessee National Corp.            $     737,906
  15,400   Zions Bancorporation                            961,538
                                                     -------------
                                                     $   1,699,444
                                                     -------------
           Financial (Diversified) - 0.9%
  11,500   Citigroup Inc.                            $     587,219
  19,400   Morgan Stanley, Dean Witter and Co.           1,537,450
                                                     -------------
                                                     $   2,124,669
                                                     -------------
           Insurance Brokers - 1.1%
  21,150   Marsh & McLennan Co., Inc.                $   2,474,550
                                                     -------------
           Insurance (Multi-Line) - 1.6%
  24,730   American International Group, Inc.        $   2,437,451
  17,641   AXA (A.D.R.)                                  1,266,844
                                                     -------------
                                                     $   3,704,295
                                                     -------------
           Insurance (Property-Casualty) - 3.0%
  35,300   Chubb Corp.                               $   3,053,450
   9,400   Partnerre Ltd.                                  573,400
  20,900   Safeco Corp.                                    687,088
  17,400   St. Paul Companies, Inc.                        945,038
  16,400   Exel Ltd.*                                    1,432,950
                                                     -------------
                                                     $   6,691,926
                                                     -------------
           Investment Bank/Brokerage - 1.1%
  37,400   Merrill Lynch & Co., Inc.                 $   2,550,213
                                                     -------------
           Investment Management - 1.4%
  26,250   Federated Investors Inc.                  $     764,531
  59,500   T. Rowe Price Associates, Inc.                2,514,805
                                                     -------------
                                                     $   3,279,336
                                                     -------------
           Savings & Loan Companies - 0.3%
  12,524   Washington Mutual, Inc.                   $     664,555
                                                     -------------
           Total Financials                          $  35,783,693
                                                     -------------
           Health Care - 12.6%
           Health Care (Drugs/Major Pharms) - 8.3%
  42,789   GlaxoSmithKline Plc*                      $   2,396,173
  21,400   Eli Lilly & Co.                               1,991,538
  35,900   Merck & Co., Inc.                             3,361,138
  32,100   Pfizer, Inc.                                  1,476,600
  10,600   Roche Holding AG (A.D.R.)                     1,085,506
 146,700   Schering-Plough Corp.                         8,325,225
                                                     -------------
                                                     $  18,636,180
                                                     -------------
           Health Care (Medical Products/Supplies) - 0.6%
  41,200   Becton, Dickinson & Co.                   $   1,426,550
                                                     -------------
           Health Care (Diversified) - 3.7%
  38,700   Abbott Laboratories                       $   1,874,531
  49,500   Bristol-Myers Squibb Co.                      3,659,906
  27,200   Johnson & Johnson                             2,857,700
                                                     -------------
                                                     $   8,392,137
                                                     -------------
           Total Health Care                         $  28,454,867
                                                     -------------

                                                                              19
   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)


     Shares                                                    Value
            Technology - 19.3%
            Communications Equipment - 2.3%
   34,500   ADC Telecommunications, Inc.*               $    625,313
    2,733   Avaya Inc.*                                       28,184
   50,600   Telefonaktiebolaget LM Ericsson (A.D.R.)         566,088
   32,800   Lucent Technologies, Inc.                        442,800
  135,800   Motorola Inc.                                  2,749,950
   15,000   Tellabs, Inc.*                                   847,500
                                                        ------------
                                                        $  5,259,835
                                                        ------------
            Computer (Hardware) - 4.1%
  101,500   Compaq Computer Corp.                       $  1,527,575
   76,400   Hewlett-Packard Co.                            2,411,375
   49,000   IBM Corp.                                      4,165,000
   38,563   Palm Inc.*                                     1,091,815
                                                        ------------
                                                        $  9,195,765
                                                        ------------
            Computers (Software & Services) - 2.9%
   24,200   Adobe Systems, Inc.                         $  1,408,138
   16,500   America Online Inc.*                             574,200
   36,450   BMC Software, Inc.*                              510,300
   42,800   Microsoft Corp.*                               1,856,450
   16,500   Peoplesoft Inc.*                                 613,594
   35,300   Synopsys, Inc.*                                1,674,544
                                                        ------------
                                                        $  6,637,226
                                                        ------------
            Computers (Networking) - 0.1%
   26,000   3Com Corp.*                                 $    221,000
                                                        ------------
            Electronics (Component Dist) - 0.4%
   24,735   Koninklijke Philips Electronics             $    896,644
                                                        ------------
            Electronics (Instrumentation) - 0.3%
   12,090   Agilent Technologies Inc.*                  $    661,928
                                                        ------------
            Electronics (Semiconductors) - 4.0%
   42,800   Altera Corp.*                               $  1,126,175
   86,700   Intel Corp.                                    2,622,675
   19,500   Micrel Inc.*                                     656,906
   24,000   Micron Technology, Inc.*                         852,000
   81,300   Texas Instruments, Inc.                        3,851,588
                                                        ------------
                                                        $  9,109,344
                                                        ------------
            Equipment (Semiconductor) - 1.8%
   35,100   Applied Materials, Inc.*                    $  1,340,381
   54,000   Lam Research Corp.*                              783,000
   28,800   Novellus Systems, Inc.*                        1,035,000
   15,000   Taiwan Semiconductor Manufacturing Co.
            (A.D.R.)*                                        258,750
   17,800   Veeco Instruments, Inc.*                         714,225
                                                        ------------
                                                       $4,131,356
                                                       -------------


     Shares                                                    Value
            Photography/Imaging - 0.9%
   49,100   Eastman Kodak Co.                           $  1,933,313
                                                       -------------
            Services (Computer Systems) - 0.6%
   23,000   Computer Sciences Corp.*                    $  1,382,875
                                                       -------------
            Services (Data Processing) - 1.9%
   29,100   Automatic Data*                             $  1,842,394
   16,400   DST Systems, Inc.*                             1,098,800
   12,600   Electronic Data Systems Corp.                    727,650
   10,500   Fiserv, Inc.*                                    498,094
                                                       -------------
                                                        $  4,166,938
                                                       -------------
            Total Technology                            $ 43,596,224
                                                       -------------
            Transportation - 2.2%
            Airlines - 0.8%
   52,200   Southwest Airlines Co.                      $  1,750,266
                                                       -------------
            Railroads - 1.4%
   30,400   Burlington Northern, Inc.                   $    860,700
  110,700   Norfolk Southern Corp.                         1,473,694
   14,700   Union Pacific Corp.                              746,025
                                                       -------------
                                                        $  3,080,419
                                                       -------------
            Total Transportation                        $  4,830,685
                                                       -------------
            Utilities - 1.8%
            Electric Companies - 1.2%
   34,100   Allegheny Energy, Inc.                      $  1,643,194
   35,100   DPL, Inc.                                      1,164,881
                                                       -------------
                                                        $  2,808,075
                                                       -------------
            Natural Gas - 0.3%
   23,500   Vectren Corp.                               $    602,188
                                                       -------------
            Water Utilities - 0.3%
   18,700   American Water Works Co., Inc.              $    549,314
                                                       -------------
            Total Utilities                             $  3,959,577
                                                       -------------
            TOTAL COMMON STOCK
            (Cost $196,151,369)                         $216,561,388
                                                       -------------


    Principal
       Amount
              TEMPORARY CASH INVESTMENT - 4.3%
              Commercial Paper - 4.3%
$9,803,000    American Express Corp., 6.3%, 1/02/01    $  9,803,000
                                                       ------------
              TOTAL TEMPORARY CASH INVESTMENT          $  9,803,000
                                                       ------------
              (Cost $9,803,000)
              TOTAL COMMON STOCK AND TOTAL
              TEMPORARY CASH INVESTMENT
              (Cost $205,954,369)                      $226,364,388
                                                       ------------
  * Non-income producing security.



20
   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00


     Shares                                                     Value
            CONVERTIBLE PREFERRED STOCK - 1.9%
            Consumer Staples - 0.9%
            Broadcasting (Cable/Television/Radio) - 0.9%
   27,000   Cox Communication, Inc., 7%, 8/16/02        $   1,674,000
                                                        -------------
            Total Consumer Staples                      $   1,674,000
                                                        -------------
            Transportation - 1.0%
            Railroads - 1.0%
   15,300   Union Pacific Capital, Inc., 6.25%,
            4/1/28                                      $     706,340
   27,000   Union Pacific Capital, Inc., 6.25%,
            4/1/28 (144A)                                   1,246,482
                                                        -------------
            Total Transportation                        $   1,952,822
                                                        -------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost $3,262,350)                           $   3,626,822
                                                        -------------
            COMMON STOCK - 96.7%
            Basic Materials - 2.1%
            Chemicals - 0.7%
   26,441   E.I. du Pont de Nemours & Co.               $   1,277,431
                                                        -------------
            Iron & Steel - 0.1%
   15,450   Roanoke Electric Steel Corp.                $     160,294
                                                        -------------
            Metals Mining - 0.9%
   30,400   Phelps Dodge Corp.                          $   1,696,700
                                                        -------------
            Paper & Forest Products - 0.4%
   25,000   Mead Corp.                                  $     784,375
                                                        -------------
            Total Basic Materials                       $   3,918,800
                                                        -------------
            Capital Goods - 3.7%
            Aerospace/Defense - 0.3%
    8,500   General Dynamics Corp.                      $     663,000
                                                        -------------
            Machinery (Diversified) - 0.3%
    7,000   The Gorman-Rupp Co.                         $     126,000
   12,000   Ingersoll-Rand Co.                                502,500
                                                        -------------
                                                        $     628,500
                                                        -------------
            Manufacturing (Diversified) - 0.3%
   10,000   Illinois Tool Works, Inc.                   $     595,625
                                                        -------------
            Manufacturing (Specialized) - 1.0%
   16,400   Diebold, Inc.                               $     547,350
   24,000   Johnson Controls, Inc.                          1,248,000
                                                        -------------
                                                        $   1,795,350
                                                        -------------
            Trucks & Parts - 1.8%
   68,500   PACCAR, Inc.                                $   3,373,625
                                                        -------------
            Total Capital Goods                         $   7,056,100
                                                        -------------
            Communication - 12.7%
            Telecommunications (Long Distance) - 2.4%
  223,000   Sprint Corp.                                $   4,529,688
                                                        -------------
            Telephone - 10.3%
   31,944   Alltel Corp.                                $   1,994,504
   92,400   BellSouth Corp.                                 3,782,625
  163,331   SBC Communications, Inc.                        7,799,055
  120,770   Verizon Communications                          6,053,596
                                                        -------------
                                                        $  19,629,780
                                                        -------------
            Total Communication                         $  24,159,468
                                                        -------------


     Shares                                                     Value
            Consumer Cyclicals - 4.9%
            Automobiles - 2.2%
  181,460   Ford Motor Corp.                            $   4,252,969
                                                        -------------
            Publishing - 1.1%
   33,700   McGraw-Hill Co., Inc.                       $   1,975,663
                                                        -------------
            Publishing (Newspapers) - 0.1%
    5,000   Tribune Co.                                 $     211,250
                                                        -------------
            Retail (Department Stores) - 0.9%
   25,000   Harcourt General, Inc.                      $   1,430,000
   10,825   May Department Stores Co.                         354,519
                                                        -------------
                                                        $   1,784,519
                                                        -------------
            Services (Advertising/Marketing) - 0.6%
   25,200   The Interpublic Group of Companies, Inc.    $   1,072,575
                                                        -------------
            Total Consumer Cyclicals                    $   9,296,976
                                                        -------------
            Consumer Staples - 6.8%
            Beverages (Non-Alcoholic) - 0.7%
   26,800   PepsiCo, Inc.                               $   1,328,275
                                                        -------------
            Entertainment - 1.1%
  114,200   Cedar Fair, L.P.                            $   2,095,570
                                                        -------------
            Foods - 3.7%
   42,800   Campbell Soup Co.                           $   1,481,950
   37,000   General Mills, Inc.                             1,648,813
   62,100   H.J. Heinz Co.                                  2,945,869
   10,000   The Quaker Oats Co.                               973,750
                                                        -------------
                                                        $   7,050,382
                                                        -------------
            Household Products (Non-Durables) - 1.3%
   38,000   Colgate-Palmolive Co.                       $   2,452,900
                                                        -------------
            Total Consumer Staples                      $  12,927,127
                                                        -------------
            Energy - 9.2%
            Oil (Domestic Integrated) - 0.5%
   32,919   Conoco Inc. (Class B)                       $     952,594
                                                        -------------
            Oil (International Integrated) - 8.7%
   59,000   Chevron Corp.                               $   4,981,813
   77,983   Exxon Mobil Corp.                               6,779,647
   75,000   Texaco, Inc.                                    4,659,375
                                                        -------------
                                                        $  16,420,835
                                                        -------------
            Total Energy                                $  17,373,429
                                                        -------------
            Financials - 18.3%
            Banks (Major Regional) - 7.0%
   84,400   Mellon Bank Corp.                           $   4,151,425
   84,500   National City Corp.                             2,429,375
   88,175   Old Kent Financial Corp.                        3,857,656
   49,913   Wells Fargo Co.                                 2,779,530
                                                        -------------
                                                        $  13,217,986
                                                        -------------
            Banks (Regional) - 1.6%
   58,700   First Tennessee National Corp.              $   1,698,631
   35,400   SouthTrust Corp.                                1,440,338
                                                        -------------
                                                        $   3,138,969
                                                        -------------
            Insurance (Multi-Line) - 0.8%
   14,831   American International Group, Inc.          $   1,461,780
                                                        -------------

                                                                              21
   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                    (continued)


     Shares                                               Value
            Insurance (Property-Casualty) - 3.8%
   39,000   Chubb Corp.                           $   3,373,500
   35,000   Safeco Corp.                              1,150,625
   51,200   St. Paul Companies, Inc.                  2,780,800
                                                  -------------
                                                  $   7,304,925
                                                  -------------
            Investment Bank/Brokerage - 1.0%
   40,500   A. G. Edwards, Inc.                   $   1,921,219
                                                  -------------
            Investment Management - 4.1%
   81,200   Alliance Capital Management L.P.      $   4,110,750
   16,000   Eaton Vance Corp.                           516,000
   75,000   T. Rowe Price Associates, Inc.            3,169,922
                                                  -------------
                                                  $   7,796,672
                                                  -------------
            Total Financials                      $  34,841,551
                                                  -------------
            Health Care - 12.9%
            Health Care (Drugs/Major Pharms) - 7.2%
   41,900   Merck & Co., Inc.                     $   3,922,888
  170,400   Schering-Plough Corp.                     9,670,200
                                                  -------------
                                                  $  13,593,088
                                                  -------------
            Health Care (Medical Products/Supplies) - 0.7%
   37,000   Becton, Dickinson & Co.               $   1,281,125
                                                  -------------
            Health Care (Diversified) - 5.0%
   77,300   Abbott Laboratories                   $   3,744,219
   45,800   Bristol-Myers Squibb Co.                  3,386,338
   23,500   Johnson & Johnson                         2,468,969
                                                  -------------
                                                  $   9,599,526
                                                  -------------
            Total Health Care                     $  24,473,739
                                                  -------------
            Technology - 4.6%
            Communications Equipment - 0.6%
   60,000   Motorola Inc.                         $   1,215,000
                                                  -------------
            Computer (Hardware) - 2.2%
   74,200   Hewlett-Packard Co.                   $   2,341,938
   22,000   IBM Corp.                                 1,870,000
                                                  -------------
                                                  $   4,211,938
                                                  -------------
            Electronics (Semiconductors) - 1.0%
   20,000   Intel Corp.                           $     605,000
   25,000   Texas Instruments, Inc.                   1,184,375
                                                  -------------
                                                  $   1,789,375
                                                  -------------
            Photography/Imaging - 0.8%
   39,100   Eastman Kodak Co.                     $   1,539,563
                                                  -------------
            Total Technology                      $   8,755,876
                                                  -------------
            Transportation - 1.5%
            Airlines - 0.6%
   25,000   Delta Air Lines, Inc.                 $   1,254,688
                                                  -------------
            Railroads - 0.8%
   25,700   Burlington Northern, Inc.             $     727,631
   66,200   Norfolk Southern Corp.                      881,288
                                                  -------------
                                                  $   1,608,919
                                                  -------------
            Total Transportation                  $   2,863,607
                                                  -------------


     Shares                                               Value
            Utilities - 20.0%
            Electric Companies - 12.7%
   53,000   American Electric Power Co., Inc.     $   2,464,500
   73,000   Allegheny Energy, Inc.                    3,517,688
  136,000   Constellation Energy Group                6,128,500
   80,300   DPL, Inc.                                 2,664,956
   40,000   DQE, Inc.                                 1,310,000
   50,000   Duke Energy Corp.                         4,262,500
   62,000   Kansas City Power & Light Co.             1,701,125
   50,000   NSTAR                                     2,143,750
                                                  -------------
                                                  $  24,193,019
                                                  -------------
            Natural Gas - 6.4%
   14,000   Buckeye Partners, L.P.                $     404,250
   18,475   Kinder Morgan Energy Partners L.P.        1,040,373
   99,600   KeySpan Energy Corp.                      4,220,550
   15,000   Lakehead Pipe Line Partners, L.P.
            (Preferred Units)                           618,750
   49,200   NICOR, Inc.                               2,124,825
   94,600   Questar Corp.                             2,843,913
   33,200   Vectren Corp.                               850,750
                                                  -------------
                                                  $  12,103,411
                                                  -------------
            Power Producers (Independent) - 0.4%
   25,000   Consol Energy Inc.                    $     698,431
                                                  -------------
            Water Utilities - 0.5%
   32,000   American Water Works Co., Inc.        $     940,000
                                                  -------------
            Total Utilities                       $  37,934,861
                                                  -------------
            TOTAL COMMON STOCK - 96.7%
            (Cost $144,796,181)                   $ 183,601,534
                                                  -------------


    Principal
       Amount
              TEMPORARY CASH INVESTMENT - 1.4%
              Commercial Paper - 1.4%
$2,613,000    American Express, 6.30%, 01/02/01        $  2,613,000
                                                       ------------
              TOTAL TEMPORARY CASH INVESTMENT - 1.4%
              (Cost $2,613,000)                        $  2,613,000
                                                       ------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT - 100%
              (Cost $150,671,531)                      $189,841,356
                                                       ------------



22
   The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                    Year         Year         Year         Year         Year
                                                                    Ended        Ended        Ended        Ended       Ended
CLASS I                                                           12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
Net asset value, beginning of year                                $ 16.26      $ 14.49      $ 16.15      $ 13.05      $ 11.57
                                                                  -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.13      $  0.13      $  0.12      $  0.12      $  0.03
 Net realized and unrealized gain (loss) on investments              2.62         1.77        (0.65)        3.09         1.71
                                                                  -------      -------      -------      -------      -------
 Net increase (decrease) from investment operations               $  2.75      $  1.90      $ (0.53)     $  3.21      $  1.74
Distributions to shareowners:
 Net investment income                                              (0.13)       (0.13)       (0.10)           -        (0.03)
 Net realized gain                                                  (1.09)           -        (1.03)       (0.11)       (0.23)
                                                                  --------     --------     -------      --------     -------
Net increase (decrease) in net asset value                        $  1.53      $  1.77      $ (1.66)     $  3.10      $  1.48
                                                                  --------     --------     -------      --------     -------
Net asset value, end of year                                      $ 17.79      $ 16.26      $ 14.49      $ 16.15      $ 13.05
                                                                  --------     --------     -------      --------     -------
Total return*                                                       18.00%       13.13%       (4.02)%      24.69%       15.03%
Ratio of net expenses to average net assets+                         0.77%        0.76%        0.74%        0.80%        0.93%
Ratio of net investment income to average net assets+                0.63%        0.77%        0.90%        1.02%        0.37%
Portfolio turnover rate                                                85%          91%          81%          50%          41%
Net assets, end of year (in thousands)                           $111,466     $120,526     $113,359     $105,476      $48,572
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.77%        0.76%       0.74%         0.80%        0.95%
 Net investment income                                               0.63%        0.77%       0.90%         1.02%        0.35%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.77%        0.76%       0.74%         0.79%        0.92%
 Net investment income                                               0.63%        0.77%       0.90%         1.03%        0.38%

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                             5/1/00
                                                               to
                                                            12/31/00
CLASS II (a)
Net asset value, beginning of period                       $ 21.68
                                                           -------
Increase (decrease) from investment operations:
 Net investment loss                                       $ (0.03)
 Net realized and unrealized gain on investments             (1.23)
                                                           --------
 Net increase from investment operations                   $ (1.26)
Distributions to shareowners:
 Net realized gain                                           (1.92)
                                                           --------
Net decrease in net asset value                            $ (3.18)
                                                           --------
Net asset value, end of period                             $ 18.50
                                                           --------
Total return*                                                (6.36)%
Ratio of net expenses to average net assets+                  1.03**
Ratio of net investment loss to average net assets+          (0.33)%**
Portfolio turnover rate                                         95%
Net assets, end of period (in thousands)                   $   203
Ratios assuming no waiver of management fees by PIM
 and no reduction for fees paid indirectly:
 Net expenses                                                 1.03%**
 Net investment loss                                         (0.33)%**

(a) Class II shares of Pioneer Growth Shares VCT Portfolio were first publicly offered on May 1, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

                                                                              23
   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                    Year        Year          Year         Year        Year
                                                                   Ended        Ended        Ended        Ended       Ended
CLASS I                                                           12/31/00    12/31/99      12/31/98     12/31/97    12/31/96
Net asset value, beginning of year                                $ 11.73     $ 13.07      $  16.90      $ 14.46     $ 11.23
                                                                  -------     -------      --------      -------     -------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.71     $  0.66      $   0.60      $  0.47     $  0.54
 Net realized and unrealized gain (loss) on investments              2.67       (1.20)        (3.72)        2.54        3.34
                                                                  -------     -------      --------      -------     -------
 Net increase (decrease) from investment operations               $  3.38     $ (0.54)     $  (3.12)     $  3.01     $  3.88
Distributions to shareowners:
 Net investment income                                              (0.59)      (0.60)        (0.56)       (0.45)      (0.53)
 Net realized gain                                                      -       (0.12)        (0.15)       (0.12)      (0.12)
 Tax return of capital                                              (0.10)      (0.08)            -            -           -
                                                                  -------     -------      --------      -------     -------
Net increase (decrease) in net asset value                        $  2.69     $ (1.34)     $  (3.83)     $  2.44     $  3.23
                                                                  -------     -------      --------      -------     -------
Net asset value, end of year                                      $ 14.42     $ 11.73      $  13.07      $ 16.90     $ 14.46
                                                                  -------     -------      --------      -------     -------
Total return*                                                       29.51%      (4.17)%      (18.74)%      21.16%      35.73%
Ratio of net expenses to average net assets+                         1.10%       1.15%         1.19%        1.25%       1.34%
Ratio of net investment income to average net assets+                5.02%       5.07%         4.06%        3.16%       4.63%
Portfolio turnover rate                                                31%         54%           18%          28%         41%
Net assets, end of year (in thousands)                            $32,982     $28,318      $ 35,579      $42,187     $11,115
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        1.10%       1.30%         1.20%        1.37%       3.35%
 Net investment income                                               5.02%       4.92%         4.05%        3.04%       2.62%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.10%       1.14%         1.19%        1.24%       1.24%
 Net investment income                                               5.02%       5.08%         4.06%        3.17%       4.73%

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                                  5/1/00
                                                                    to
CLASS II (a)                                                     12/31/00
Net asset value, beginning of period                            $  22.70
                                                                --------
Decrease from investment operations:
 Net investment income                                          $   0.12
 Net realized and unrealized loss on investments and foreign
  currency transactions                                             0.13
                                                                --------
 Net decrease in net asset value                                $   0.25
Distributions to shareholders:
 Net investment income                                              (0.17)
 Net realized gain                                                  (0.13)
                                                                ---------
Net decrease in net asset value                                 $   (0.05)
                                                                ---------
Net asset value, end of period                                  $  22.65
                                                                ---------
Total return*                                                       (1.61)%
Ratio of net expenses to average net assets+                         0.93%**
Ratio of net investment income to average net assets+                0.47%**
Portfolio turnover rate                                                37%**
Net assets, end of period (in thousands)                         $  2,894
Ratio assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.93%**
 Net investment income                                               0.47%**


(a) Class II shares of Pioneer Fund VCT Portfolio were first publicly offered on May 1, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

24
   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                               Year          9/14/99
                                                               Ended           to
CLASS II                                                     12/31/00       12/31/99
Net asset value, beginning of period                         $ 20.82       $ 21.29
                                                             -------       -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.29       $  0.08
 Net realized and unrealized gain (loss) on investments         2.45         (0.43)
                                                             -------       --------
 Net increase (decrease) from investment operations          $  2.74       $ (0.35)
Distributions to shareowners:
 Net investment income                                         (0.45)        (0.12)
 Net realized gain                                             (1.74)            -
                                                             --------      --------
Net increase (decrease) in net asset value                   $  0.55       $ (0.47)
                                                             --------      --------
Net asset value, end of period                               $ 21.37       $ 20.82
                                                             --------      --------
Total return*                                                  14.49%        (1.65)%
Ratio of net expenses to average net assets+                    0.96%         0.96%**
Ratio of net investment income to average net assets+           1.99%         1.90%**
Portfolio turnover rate                                           13%           23%
Net assets, end of period (in thousands)                     $ 8,456       $   178
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   0.96%         0.96%**
 Net investment income                                          1.99%         1.90%**

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
** Annualized.
+ Ratio assuming no reduction for fees paid indirectly.

                                                                              25
   The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
BALANCE SHEETS  12/31/00


                                                          Pioneer          Pioneer
                                                          Mid-Cap           Growth
                                                           Value            Shares
                                                       VCT Portfolio    VCT Portfolio
ASSETS:
 Investment in securities, at value (cost
  $90,605,684, $97,843,642,
  $26,238,494, $196,151,369 and
  $148,058,531, respectively)                          $ 105,923,182    $ 98,974,275
 Temporary cash investments
  (at amortized cost)                                      6,300,000       7,200,000
 Cash                                                              -          44,125
 Foreign currencies, at value                                      -               -
 Receivables -
  Investment securities sold                               1,260,358       2,269,321
  Fund shares sold                                         1,364,173              22
  Dividends, interest and foreign taxes withheld              88,197          33,769
 Other                                                        38,254           3,846
                                                       -------------    ------------
   Total assets                                        $ 114,974,164    $108,525,358
                                                       -------------    ------------
LIABILITIES:
 Payables -
  Investment securities purchased                      $   1,387,309    $  2,255,024
  Fund shares repurchased                                     49,001          59,207
 Variation Margin                                                  -          45,500
 Due to bank                                                  21,391               -
 Due to affiliates                                            62,489          67,378
 Accrued expenses                                             44,372          40,056
                                                       -------------    ------------
   Total liabilities                                   $   1,564,562    $  2,467,165
                                                       -------------    ------------
NET ASSETS:
 Paid-in capital                                       $  89,152,932    $110,095,286
 Accumulated net investment income (loss)                    712,379               -
 Accumulated net realized gain (loss)                      8,226,793      (5,126,698)
 Net unrealized gain (loss) on:
  Investments                                             15,317,498       1,130,633
  Futures contracts                                                -         (41,028)
                                                       -------------    ------------
   Total net assets                                    $ 113,409,602    $106,058,193
                                                       -------------    ------------
NET ASSET VALUE PER SHARE:
 Class I:
 (Unlimited number of shares authorized)
  Net assets                                           $ 111,466,316    $105,854,749
  Shares outstanding                                       6,267,399       5,755,496
  Net asset value per share                            $       17.79    $      18.39
                                                       -------------    ------------
 Class II:
 (Unlimited number of shares authorized)
  Net assets                                           $   1,943,286    $    203,444
  Shares outstanding                                         109,491          10,997
  Net asset value per share                            $       17.75    $      18.50
                                                       -------------    ------------



                                                         Pioneer                            Pioneer
                                                       Real Estate        Pioneer           Equity-
                                                          Growth            Fund             Income
                                                      VCT Portfolio    VCT Portfolio     VCT Portfolio
ASSETS:
 Investment in securities, at value (cost
  $90,605,684, $97,843,642,
  $26,238,494, $196,151,369 and
  $148,058,531, respectively)                         $ 31,178,618     $ 216,561,388     $ 187,228,356
 Temporary cash investments
  (at amortized cost)                                    2,800,000         9,803,000         2,613,000
 Cash                                                      124,342            15,312            39,547
 Foreign currencies, at value                                    -                 -                 -
 Receivables -
  Investment securities sold                                     -           225,826            63,444
  Fund shares sold                                         771,902           728,105           551,536
  Dividends, interest and foreign taxes withheld           176,730           193,819           370,623
 Other                                                       3,141             3,091             4,158
                                                      ------------     -------------     -------------
   Total assets                                       $ 35,054,733     $ 227,530,541     $ 190,870,664
                                                      ------------     -------------     -------------
LIABILITIES:
 Payables -
  Investment securities purchased                     $    234,540     $   2,290,853     $     354,389
  Fund shares repurchased                                   16,597            79,933             4,871
 Variation Margin                                                -                 -                 -
 Due to bank                                                     -                 -                 -
 Due to affiliates                                          25,507           125,516           107,603
 Accrued expenses                                           25,753            32,445            27,678
                                                      ------------     -------------     -------------
   Total liabilities                                  $    302,397     $   2,528,747     $     494,541
                                                      ------------     -------------     -------------
NET ASSETS:
 Paid-in capital                                      $ 35,945,804     $ 194,371,673     $ 141,037,775
 Accumulated net investment income (loss)                   63,840            10,705           859,955
 Accumulated net realized gain (loss)                   (6,197,432)       10,209,397         9,308,568
 Net unrealized gain (loss) on:
  Investments                                            4,940,124        20,410,019        39,169,825
  Futures contracts                                              -                 -                 -
                                                      ------------     -------------     -------------
   Total net assets                                   $ 34,752,336     $ 225,001,794     $ 190,376,123
                                                      ------------     -------------     -------------
NET ASSET VALUE PER SHARE:
 Class I:
 (Unlimited number of shares authorized)
  Net assets                                          $ 32,982,373     $ 222,107,389     $ 181,920,183
  Shares outstanding                                     2,287,662         9,797,185         8,550,008
  Net asset value per share                           $      14.42     $       22.67     $       21.28
                                                      ------------     -------------     -------------
 Class II:
 (Unlimited number of shares authorized)
  Net assets                                          $  1,769,963     $   2,894,405     $   8,455,940
  Shares outstanding                                       122,923           127,798           395,709
  Net asset value per share                           $      14.40     $       22.65     $       21.37
                                                      ------------     -------------     -------------

26
   The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS 12/31/00


                                                    Pioneer          Pioneer          Pioneer                          Pioneer
                                                    Mid-Cap           Growth        Real Estate        Pioneer         Equity-
                                                     Value            Shares           Growth         Fund VCT         Income
                                                 VCT Portfolio    VCT Portfolio    VCT Portfolio      Portfolio     VCT Portfolio
                                                   Year Ended       Year Ended       Year Ended      Year Ended      Year Ended
                                                    12/31/00         12/31/00         12/31/00        12/31/00        12/31/00
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld
  of $245, $465, $3,100, $14,543, and
  $0, respectively)                               $ 1,261,636     $     567,067     $1,774,249      $  3,002,052    $ 5,696,290
 Interest                                             322,470           274,001         90,342           230,264        163,328
                                                  -----------     -------------     ----------      ------------    -----------
   Total investment income                        $ 1,584,106     $     841,068     $1,864,591      $  3,232,316    $ 5,859,618
                                                  -----------     -------------     ----------      ------------    -----------
EXPENSES:
 Management fees                                  $   733,880     $     915,652     $  239,935      $  1,402,471    $ 1,225,993
 Transfer agent fees                                      651               687            820               624            580
 Distribution fees (Class II)                           2,289               217            900             1,973          7,812
 Administrative fees                                   30,055            29,895         29,995            32,628         40,893
 Custodian fees                                        71,651            10,263         31,797            53,322         48,862
 Professional fees                                     23,883            14,139         15,372            16,032         16,920
 Printing                                               7,868            17,904          5,856             1,170          4,646
 Fees and expenses of nonaffiliated trustees            1,895               573            611               791            722
 Miscellaneous                                             40               600          6,318             7,192          4,683
                                                  -----------     -------------     ----------      ------------    -----------
   Total expenses                                 $   872,212     $     989,930     $  331,604      $  1,516,203    $ 1,351,111
   Less fees paid indirectly                             (290)             (234)        (2,151)             (555)        (1,233)
                                                  -----------     -------------     ----------      ------------    -----------
   Net expenses                                   $   871,922     $     989,696     $  329,453      $  1,515,648    $ 1,349,878
                                                  -----------     -------------     ----------      ------------    -----------
    Net investment income (loss)                  $   712,184     $    (148,628)    $1,535,138      $  1,716,668    $ 4,509,740
                                                  -----------     -------------     ----------      ------------    -----------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                     $ 8,947,046     $  (5,104,185)    $ (784,959)     $ 10,524,507    $ 9,709,950
                                                  -----------     -------------     ----------      ------------    -----------
                                                  $ 8,947,046     $  (5,104,185)    $ (784,959)     $ 10,524,507    $ 9,709,950
                                                  -----------     -------------     ----------      ------------    -----------
 Change in net unrealized gain or loss from:
  Investments                                     $ 8,855,890     $  (5,230,311)    $7,027,190      $ (9,894,401)   $ 9,311,714
  Futures contracts                                         -           (41,028)             -                 -              -
                                                  -----------     -------------     ----------      ------------    -----------
                                                  $ 8,855,890     $  (5,271,339)    $7,029,190      $ (9,894,401)   $ 9,311,714
                                                  -----------     -------------     ----------      ------------    -----------
  Net gain (loss) on investments and
   foreign currency transactions                  $17,802,936     $ (10,375,524)    $6,244,231      $    630,106    $19,021,664
                                                  -----------     -------------     ----------      ------------    -----------
  Net increase (decrease) in net assets
   resulting from operations                      $18,515,120     $ (10,524,152)    $7,777,369      $  2,346,774    $23,531,404
                                                  -----------     -------------     ----------      ------------    -----------



                                                                              27
   The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 12/31/00


                                                                     Pioneer                           Pioneer
                                                                     Mid-Cap                            Growth
                                                               Value VCT Portfolio               Shares VCT Portfolio
                                                              Year             Year              Year             Year
                                                              Ended            Ended            Ended             Ended
                                                            12/31/00         12/31/99          12/31/00         12/31/99
FROM OPERATIONS:
Net investment income (loss)                             $     712,184    $     883,670     $    (148,628)   $    (103,420)
Net realized gain (loss) on investments                      8,947,046        7,085,784        (5,104,185)      12,406,777
Change in net unrealized gain or loss on investments         8,855,890        5,641,059        (5,271,339)      (4,347,904)
                                                         -------------    -------------     -------------    -------------
 Net increase (decrease) in net assets resulting
  from operations                                        $  18,515,120    $  13,610,513     $ (10,524,152)   $   7,955,453
                                                         -------------    -------------     -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                                 $    (816,800)   $    (973,218)    $           -    $     (32,449)
 Class II                                                       (9,592)               -                 -                -
Net realized gain
 Class I                                                    (7,092,615)               -       (11,952,405)        (196,043)
 Class II                                                      (83,291)               -            (7,803)               -
Tax return of capital
 Class I                                                             -                -                 -                -
 Class II                                                            -                -                 -                -
                                                         -------------    -------------     -------------    -------------
   Total distributions to shareholders                   $  (8,002,298)   $    (973,218)    $ (11,960,208)   $    (228,492)
                                                         -------------    -------------     -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  13,465,491    $  16,620,793     $  12,647,950    $  83,962,925
Reinvestment of distributions                                8,002,299          973,218        11,960,207          228,492
Cost of shares repurchased                                 (39,097,233)     (23,064,581)      (58,795,936)     (14,858,324)
                                                         -------------    -------------     -------------    -------------
  Net increase (decrease) in net assets resulting from
   fund share transactions                               $ (17,629,443)   $  (5,470,570)    $ (34,187,779)   $  69,333,093
                                                         -------------    -------------     -------------    -------------
  Net increase (decrease) in net assets                  $  (7,116,621)   $   7,166,725     $ (56,672,139)   $  77,060,054
                                                         -------------    -------------     -------------    -------------
NET ASSETS:
Beginning of year                                          120,526,223      113,359,498       162,730,332       85,670,278
                                                         -------------    -------------     -------------    -------------
End of year                                              $ 113,409,602    $ 120,526,223     $ 106,058,193    $ 162,730,332
                                                         -------------    -------------     -------------    -------------
Accumulated net investment income (loss), end of year    $     712,379    $   1,047,541     $           -    $           -
                                                         -------------    -------------     -------------    -------------



28
   The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------



            Pioneer                                                           Pioneer
          Real Estate                     Pioneer Fund                     Equity-Income
     Growth VCT Portfolio                VCT Portfolio                     VCT Portfolio
      Year            Year            Year            Year             Year             Year
     Ended           Ended           Ended            Ended            Ended            Ended
    12/31/00        12/31/99        12/31/00        12/31/99         12/31/00         12/31/99
 $  1,535,138    $   1,580,958   $   1,716,668    $  1,260,568    $   4,509,740    $   4,495,087
     (784,959)      (5,736,257)     10,524,507         943,556        9,709,950       15,265,131
    7,027,190        2,877,643      (9,894,401)     20,385,097        9,311,714      (17,458,854)
 ------------    -------------   -------------    ------------    -------------    -------------
 $  7,777,369    $  (1,277,656)  $   2,346,774    $ 22,589,221    $  23,531,404    $   2,301,364
 ------------    -------------   -------------    ------------    -------------    -------------

 $ (1,334,179)   $  (1,455,528)  $  (1,696,202)   $ (1,272,868)   $  (4,384,763)   $  (4,351,482)
      (23,440)               -          (9,458)              -          (89,833)          (1,074)
            -         (296,057)     (1,229,510)       (166,945)     (15,066,697)      (6,090,521)
            -                -          (1,252)              -         (187,560)               -

     (219,070)        (188,957)              -               -                -                -
       (3,836)               -               -               -                -                -
 ------------    -------------   -------------    ------------    -------------    -------------
 $ (1,580,525)   $  (1,940,542)  $  (2,936,422)   $ (1,439,813)   $ (19,728,853)   $ (10,443,077)
 ------------    -------------   -------------    ------------    -------------    -------------

 $  8,177,271    $   4,899,901   $  40,184,192    $100,763,579    $  11,927,576    $  34,058,957
    1,580,525        1,940,542       2,936,422       1,439,813       19,728,856       10,443,077
   (9,520,143)     (10,883,722)    (22,456,508)     (8,285,561)     (71,639,851)     (13,779,546)
 ------------    -------------   -------------    ------------    -------------    -------------
 $    237,653    $  (4,043,279)  $  20,664,106    $ 93,917,831    $ (39,983,419)   $  30,722,488
 ------------    -------------   -------------    ------------    -------------    -------------
 $  6,434,497    $  (7,261,477)  $  20,074,458    $115,067,239    $ (36,180,868)   $  22,580,775
 ------------    -------------   -------------    ------------    -------------    -------------

   28,317,839       35,579,316     204,927,336      89,860,097      226,556,991      203,976,216
 ------------    -------------   -------------    ------------    -------------    -------------
 $ 34,752,336    $  28,317,839   $ 225,001,794    $204,927,336    $ 190,376,123    $ 226,556,991
 ------------    -------------   -------------    ------------    -------------    -------------
 $     63,840    $      79,352   $      10,705    $          -    $     859,955    $     489,191
 ------------    -------------   -------------    ------------    -------------    -------------



                                                                              29
   The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00

1. Organization and Significant Accounting Policies

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of fifteen diversified and non-diversified separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:


Diversified Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio), Pioneer Europe VCT Portfolio (Europe Portfolio), Pioneer International Growth VCT Portfolio (International Growth Portfolio), Pioneer Mid-Cap Value VCT Portfolio (Mid-Cap Value Portfolio), Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio), Pioneer Fund VCT Portfolio (Fund Portfolio), Pioneer Equity-Income VCT Portfolio (Equity-Income Portfolio), Pioneer Balanced VCT Portfolio (Balanced Portfolio), Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio), Pioneer Swiss Franc Bond VCT Portfolio (Swiss Franc Bond Portfolio), Pioneer America Income VCT Portfolio (America Income Portfolio), Pioneer Money Market VCT Portfolio (Money Market Portfolio).


Non-diversified Portfolios:

   Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio), Pioneer Real Estate Growth VCT Portfolio (Real Estate Growth Portfolio), Pioneer High-Yield VCT Portfolio (High Yield Portfolio).

   Shares of each Portfolio may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

   The investment objective of Mid-Cap Value Portfolio and Growth Shares Portfolio is to seek capital appreciation. Real Estate Growth Portfolio pursues long-term capital growth, with income as a secondary objective. Fund Portfolio seeks reasonable income and growth of capital. Equity-Income Portfolio seeks current income and long-term capital growth.

   The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the Portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.


B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------


   realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2000, Real Estate Growth Portfolio had a capital loss carryforward of $5,300,018, which will expire between 2007 and 2008 if not utilized. Growth Shares Portfolio had a capital loss carryforward of $4,132,926, which will expire in 2008, if not utilized.

   In order to comply with federal income tax regulations, Mid-Cap Value Portfolio, Fund Portfolio and Equity-Income Portfolio have designated $9,330,438, $7,365,965 and $9,709,950, respectively, as capital gain dividends for the purposes of the dividend paid deduction.

   At December 31, 2000, certain Portfolios made reclassifications as described below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.


                                       Accumulated Net        Accumulated Realized       Paid-in
 Portfolio                         Investment Income/Loss           Gain/Loss            Capital
 Mid-Cap Value                            (220,954)                  221,503              (549)
 Growth Shares Portfolio                   148,628                       851          (149,479)
 Real Estate Growth Portfolio             (193,031)                  190,175             2,856
 Fund Portfolio                               (303)                      400               (97)
 Equity-Income Portfolio                   335,620                  (335,620)                -

C. Portfolio Shares

   The Portfolios record sales and repurchases of their fund shares as of trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.


D. Futures Contracts

   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2000, open contracts were as follows:


                               Number of
                               Contracts      Settlement        Market       Unrealized
 Portfolio         Type      Long/(Short)        Month          Value        Gain/(Loss)
 Growth VCT     S&P 500          10             3/01        $3,337,500      $(41,028)

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00                            (continued)

2. Management Agreement

PIM manages the Portfolios, and is a majority owned subsidiary of UniCredito Italiano S.A. (UniCredito Italiano). Management fees are calculated daily at the following annual rates:


                                   Management Fee as a Percentage
                                    of each Portfolio's Average
 Portfolio                                Daily Net Assets
 Mid-Cap Value Portfolio                        0.65%
 Growth Shares Portfolio                        0.70%
 Real Estate Growth Portfolio                   0.80%
 Fund Portfolio                                 0.65%
 Equity-Income Portfolio                        0.65%

PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of Class I shares to the following percentages of the Portfolios' average daily net assets attributable to Class I shares:


                                      Expense Limitation as a
                                   Percentage of each Portfolio's
 Portfolio                            Average Daily Net Assets
 Growth Shares Portfolio                        1.25%
 Real Estate Growth Portfolio                   1.25%
 Fund Portfolio                                 1.25%

Prior to June 15, 2000, PIM had agreed not to impose a portion of its management fee to the extent necessary to reduce Growth Share Portfolio's fee from 0.70% to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At December 31, 2000, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:


 Portfolio                           Amount
 Mid-Cap Value Portfolio           $ 62,054
 Growth Shares Portfolio             67,277
 Real Estate Growth Portfolio        24,965
 Fund Portfolio                     125,005
 Equity-Income Portfolio            105,954

3. Transfer Agent

Pioneering Services Corporation (PSC), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. The following amounts in transfer agent fees payable to PSC were included in due to affiliates at December 31, 2000:


 Portfolio                         Amount
 Mid-Cap Value Portfolio           $  75
 Growth Shares Portfolio              52
 Equity-Income Portfolio              49
 Real Estate Growth Portfolio        194

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

4. Distribution Plans

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays Pioneer Funds Distributor, Inc. (PFD) the principal underwriter for the trust and a majority owned indirect subsidary of UniCredito Italiano a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at December 31, 2000:


 Portfolio                         Amount
 Mid-Cap Value Portfolio           $  360
 Growth Shares Portfolio               49
 Real Estate Growth Portfolio         348
 Fund Portfolio                       511
 Equity-Income Portfolio            1,600

5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the year ended December 31, 2000, the Portfolios' expenses were reduced under such arrangements as follows:



 Portfolio                         Amount
 Mid-Cap Value Portfolio           $  290
 Growth Shares Portfolio              234
 Real Estate Growth Portfolio       2,151
 Fund Portfolio                       555
 Equity-Income Portfolio            1,233

6. Aggregate Unrealized Appreciation and Depreciation

At December 31, 2000, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:


                                                        Gross             Gross         Net Appreciation/
                                     Tax Cost       Appreciation      Depreciation       (Depreciation)
 Mid-Cap Value Portfolio           $ 98,554,096     $22,240,467      $  (8,571,381)        $13,669,086
 Growth Shares Portfolio            105,121,803      12,072,327        (11,019,855)          1,052,472
 Real Estate Growth Portfolio        29,809,159       4,712,499           (543,040)          4,169,459
 Fund Portfolio                     206,104,076      37,475,790        (17,215,478)         20,260,312
 Equity-Income Portfolio            149,811,297      48,558,990         (8,528,931)         40,030,059

7. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2000 were as follows:


 Portfolio                           Purchases           Sales
 Mid-Cap Value Portfolio           $ 91,377,774      $118,475,627
 Growth Shares Portfolio             80,852,475       125,477,366
 Real Estate Growth Portfolio         8,947,412        11,153,334
 Fund Portfolio                      54,602,300        40,304,770
 Equity-Income Portfolio             24,844,102        79,363,068

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00                            (continued)

8. Capital Shares

At December 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                     '00 Shares        '00 Amount         '99 Shares        '99 Amount
Mid-Cap Value Portfolio
Class I:
Shares sold                             720,014      $  11,638,379         1,046,011      $  16,620,793
Reinvestment of distributions           511,605          7,909,415            59,093            973,218
Shares repurchased                   (2,378,323)       (38,995,914)       (1,512,021)       (23,064,581)
                                     ----------      -------------        ----------      -------------
Net decrease                         (1,146,704)     $ (19,448,120)         (406,917)     $  (5,470,570)
                                     ----------      -------------        ----------      -------------
Class II:
Shares sold                             109,715      $   1,827,112
Reinvestment of distributions             6,008             92,884
Shares repurchased                       (6,232)          (101,319)
                                     ----------      -------------
Net increase                            109,491      $   1,818,677
                                     ----------      -------------
Growth Shares Portfolio
Class I:
Shares sold                             587,341      $  12,421,321         3,896,305      $  83,962,925
Reinvestment of distributions           611,689         11,952,405            10,381            228,492
Shares repurchased                   (2,866,906)       (58,789,070)         (694,532)       (14,858,324)
                                     ----------      -------------        ----------      -------------
Net increase (decrease)              (1,667,876)     $ (34,415,344)        3,212,154      $  69,333,093
                                     ----------      -------------        ----------      -------------
Class II:
Shares sold                              10,942      $     226,628
Reinvestment of distributions               397              7,803
Shares repurchased                         (342)            (6,866)
                                     ----------      -------------
Net increase                             10,997      $     227,565
                                     ----------      -------------
Real Estate Growth Portfolio
Class I:
Shares sold                             415,974      $   5,517,319           386,195      $   4,899,901
Reinvestment of distributions           118,049          1,553,250           159,227          1,940,542
Shares repurchased                     (659,630)        (8,534,743)         (854,641)       (10,883,722)
                                     ----------      -------------        ----------      -------------
Net decrease                           (125,607)     $  (1,464,174)         (309,219)     $  (4,043,279)
                                     ----------      -------------        ----------      -------------
Class II:
Shares sold                             193,580      $   2,659,952
Reinvestment of distributions             1,929             27,275
Shares repurchased                      (72,586)          (985,400)
                                     ----------      -------------
Net increase                            122,923      $   1,701,827
                                     ----------      -------------
Fund Portfolio
Class I:
Shares sold                           1,624,294      $  37,128,340         4,807,375      $ 100,763,579
Reinvestment of distributions           126,135          2,925,712            67,587          1,439,813
Shares repurchased                     (982,169)       (22,384,105)         (392,763)        (8,285,561)
                                     ----------      -------------        ----------      -------------
Net increase                            768,260      $  17,669,947         4,482,199      $  93,917,831
                                     ----------      -------------        ----------      -------------
Class II:
Shares sold                             130,465      $   3,055,852
Reinvestment of distributions               470             10,710
Shares repurchased                       (3,137)           (72,403)
                                     ----------      -------------
Net increase                            127,798      $   2,994,159
                                     ----------      -------------

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------


                                  '00 Shares           '00 Amount      '99 Shares         '99 Amount
Equity-Income Portfolio
Class I:
Shares sold                             201,887      $   4,035,740       1,570,521      $  33,847,223
Reinvestment of distributions         1,013,981         19,451,459         490,175         10,442,003
Shares repurchased                   (3,593,530)       (71,244,782)       (645,785)       (13,747,268)
                                     ----------      -------------       ---------      -------------
Net increase (decrease)              (2,377,662)     $ (47,757,583)      1,414,911      $  30,541,958
                                     ----------      -------------       ---------      -------------
Class II:
Shares sold                             392,360      $   7,891,836          10,044      $     211,734
Reinvestment of distributions            14,230            277,397              52              1,074
Shares repurchased                      (19,428)          (395,069)         (1,549)           (32,278)
                                     ----------      -------------       ---------      -------------
Net increase                            387,162      $   7,774,164           8,547      $     180,530
                                     ----------      -------------       ---------      -------------

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareowners and the Board of Trustees of Pioneer Variable Contracts
Trust:


We have audited the accompanying balance sheets, including the schedules of investments, of certain of the Pioneer Variable Contracts Trust (comprising, respectively, the Mid-Cap Value VCT Portfolio, the Growth Shares VCT Portfolio, the Real Estate Growth VCT Portfolio, the Pioneer Fund VCT Portfolio and the Equity-Income VCT Portfolio) (collectively the Portfolios), as of December 31, 2000, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods and share classes presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of the Pioneer Variable Contracts Trust as of December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the periods and share classes presented, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP



Boston, Massachusetts
February 9, 2001

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING

On September 11, 2000, Pioneer Variable Contracts Trust held a special meeting of shareowners to approve a new management contract between the portfolios and Pioneer Investment Management, Inc., the portfolios' investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.


Pioneer Mid-Cap Value VCT Portfolio


Proposal 1 - To approve a new management contract.



    Affirmative           Against            Abstain
------------------   ----------------   ----------------
6,332,389.930            273,677.955        441,097.979

Proposal 2 - To elect trustees.


Nominee                  Affirmative          Withheld
------------------   ------------------   ----------------
M.K. Bush                6,764,181.113        282,984.751
J.F. Cogan, Jr.          6,768,017.438        279,148.426
Dr. R. H. Egdahl         6,771,244.651        275,921.213
M.B.W. Graham            6,768,062.232        279,103.632
M.A. Piret               6,771,609.688        275,556.176
D.D. Tripple             6,772,102.841        275,063.023
S.K. West                6,773,657.509        273,508.355
J. Winthrop              6,772,271.292        274,894.572

Pioneer Growth Shares VCT Portfolio


Proposal 1 - To approve a new management contract.



    Affirmative           Against            Abstain
------------------   ----------------   ----------------
6,159,145.250            273,320.368        315,713.582

Proposal 2 - To elect trustees.



Nominee                  Affirmative          Withheld
------------------   ------------------   ----------------
M.K. Bush                6,542,745.222        205,433.978
J.F. Cogan, Jr.          6,541,644.935        206,534.265
Dr. R. H. Egdahl         6,543,765.970        204,413.230
M.B.W. Graham            6,519,533.141        228,646.059
M.A. Piret               6,542,745.222        205,433.978
D.D. Tripple             6,540,617.558        207,561.642
S.K. West                6,540,816.406        207,362.794
J. Winthrop              6,541,717.846        206,461.354

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING                                        (continued)

Pioneer Real Estate Growth VCT Portfolio


Proposal 1 - To approve a new management contract.



    Affirmative          Against            Abstain
------------------   ---------------   ----------------
2,019,303.889            96,246.442        120,086.652

Proposal 2 - To elect trustees.



Nominee                  Affirmative          Withheld
------------------   ------------------   ---------------
M.K. Bush                2,154,214.222        81,422.761
J.F. Cogan, Jr.          2,152,744.359        82,892.624
Dr. R. H. Egdahl         2,153,388.086        82,248.897
M.B.W. Graham            2,154,214.222        81,422.761
M.A. Piret               2,153,925.528        81,711.455
D.D. Tripple             2,152,985.945        82,651.038
S.K. West                2,154,153.106        81,483.877
J. Winthrop              2,153,985.578        81.651.405

Pioneer Fund VCT Portfolio


Proposal 1 - To approve a new management contract.



    Affirmative           Against            Abstain
------------------   ----------------   ----------------
8,615,823.987            282,219.865        419,578.880

Proposal 2 - To elect trustees.



Nominee                  Affirmative          Withheld
------------------   ------------------   ----------------
M.K. Bush                9,143,311.009        174,311.723
J.F. Cogan, Jr.          9,118,159.354        199,463.378
Dr. R. H. Egdahl         9,142,432.988        175,189.744
M.B.W. Graham            9,128,969.993        188,652.739
M.A. Piret               9,145,149.367        172,473.365
D.D. Tripple             9,139,963.553        177,659.179
S.K. West                9,141,920.809        175,701.923
J. Winthrop              9,142,881.145        174,741.587

Pioneer Equity-Income VCT Portfolio


Proposal 1 - To approve a new management contract.



    Affirmative           Against            Abstain
------------------   ----------------   ----------------
8,528,325.170            272,431.365        675,008.402

Proposal 2 - To elect trustees.



Nominee                  Affirmative          Withheld
------------------   ------------------   ----------------
M.K. Bush                9,256,485.007        219,279.930
J.F. Cogan, Jr.          9,230,599.104        245,165.833
Dr. R. H. Egdahl         9,264,346.516        211,418.421
M.B.W. Graham            9,254,874.042        220,890.895
M.A. Piret               9,264,039.957        211,724.980
D.D. Tripple             9,256,125.992        219,638.945
S.K. West                9,264,343.739        211,421.198
J. Winthrop              9,264,539.170        211,225.767

--------------------------------------------------------------------------------


                          This page is for your notes.

[Pioneer Logo]


Pioneer Variable Contracts Trust


Officers
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary


Trustees
Mary K. Bush
John F. Cogan, Jr., Chairman
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Legal Counsel
Hale and Dorr LLP


Independent Public Accountant
Arthur Andersen LLP


This report must be preceded or accompanied by a prospectus, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.



                                                                    9668-00-0201